                                                                    EXHIBIT 10.2

                            401(k) Salary Reduction
                            -----------------------

                               Non-Standardized
                               ----------------

                              Adoption Agreement
                              ------------------


                             IRS Serial #D359971a

                            Approved April 30, 1992



                               LINCOLN NATIONAL
                              LIFE INSURANCE CO.
                    A part of LINCOLN NATIONAL CORPORATION

               1300 South Clinton Street   Fort Wayne, IN  46801


          Internal Revenue Service                          Department of the Treasury
Plan Description: Prototype Non-standardized profit
 Sharing Plan with CODA
FFN 50337590001-007  Case: 9100610  EIN: 35-0472300
BFD 01  Plan: 007  Letter Serial No: D359971a               Washington, D.C. 20224

                                                            Person to Contact: Mr. Wolf
     LINCOLN NATIONAL LIFE INSURANCE CO.
                                                            Telephone Number: (202) 566-6421
     1300 South Clinton Street
     P.O. Box 2340                                          Refer Report to  E:EP:Q:I
     Fort Wayne, IN 46801
                                                            Date:            4/30/92


Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                              Sincerely yours,

                              /s/ John Siveca
                              Chief, Employee Plans Qualifications Branch

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               NON-STANDARDIZED
             401(K)SALARY REDUCTION PLAN AND TRUST PROTOTYPE PLAN
                              ADOPTION AGREEMENT
                                   PLAN #007
                  IRS SERIAL # D359971A   DATE APRIL 30, 1992


The PEOPLES BUILDING AND LOAN ASSOCIATION, INC.
    --------------------------------------------------------------------------
                        (exact legal name of Employer)

(hereinafter referred to as the Employer), having its principal place of

business in      Tell City                                       Indiana
           -------------------------------------------------------------------
                      (City)                                     (State)

hereby adopts The Lincoln National Insurance Company Non-Standardized 401(k) Salary Reduction Plan and Trust Prototype Plan, and further appoints as:

Trustee(s),     James Tyler, Howard Traphagen, Marion Ress
            ------------------------------------------------------------------
            __________________________________________________________________

Named Fiduciary*,    Same                                                     ;
                  ------------------------------------------------------------

Plan Administrator*, Same                                                 ; and
                  -------------------------------------------------------

Agent for Legal Service of Process*, Same                                     .
                                     -----------------------------------------

     *If same as Employer, write 'Same'.

The Employer's Tax Year begins  January 1       and ends December 31  .
                                ---------------          -------------

Employer Telephone Number  (812) 547-7094                             .
                           -------------------------------------------

Business Code Number (same as shown on 1120) 6120      .
                                             ----------

Date Business Commenced April, 1914           .
                        ----------------------

In connection herewith, the Employer makes the following statements and selections:

        This Plan shall be known as Peoples Building and Loan Association, Inc.
                                    -------------------------------------
                                                  (name of Employer)

        ____________________________________ 401(k) Salary Reduction Plan and

        Trust which shall be identified by Employer I.D. # 35-0575890
                                                           --------------

        and Plan Serial # 002     (001, 002, etc. - assign sequentially).
                          -------

The employer maintains, or has maintained, the following qualified plans: (List all plans, including this Plan, ever maintained by the Employer starting with Plan Serial #001.)

 Plan                                                                 Status
                                                                      ------
Serial  #            Type of Plan                          In Force          Terminated
---------            ------------                          --------          ----------
              The Peoples Building & Loan Association
   001        Defined Benefit Pension Trust                  [_]                [X]
---------     ------------------------------------
   002        Peoples Building and Loan Assn., Inc.          [X]                [_]
---------     ------------------------------------
   003        401K Salary Reduction Plan                     [_]                [_]
---------     ------------------------------------
   004                                                       [_]                [_]
---------     ____________________________________
   005                                                       [_]                [_]
---------     ____________________________________


          This Employer is   _____ Sole Proprietor
                             _____ Partnership
                               X   Corporation
                             -----
                             _____ S Corporation
                             _____ Professional Corporation
                             _____ Non Profit Corporation


[_]  Yes  [X]  No   Is the Employer a member of a Controlled Group of
                    Corporations, a group of businesses under common control, or an Affiliated Service Group as defined below. THIS QUESTION
                    MUST BE ANSWERED "YES" OR "NO". If yes, complete the rest of this section.

In the case of a group of employers which constitutes a Controlled Group of Corporations, or an Affiliated Service Group [as defined in Section 414(b) and 414(m), respectively, of the Internal Revenue Code], or which constitutes one or more trades or businesses whether or not incorporated which are under common control [as defined in Section 414(c)], all such employers shall be considered a single employer for purposes of determining plan qualification, minimum participation, benefit accrual, vesting standards, and limitations on benefits and contributions. The employers listed below are required to be aggregated with the adopting employer under Code Sections 414(b), (c), (m) or (o), and shall participate in this Plan to the extent indicated as evidenced by written resolution adopting this Plan. (If there are no affiliated employers, indicate None.)
----


        Employer              Employer      Participating     Participation
          Name                 I.D. #         Employer        Effective Date
        --------              --------      -------------     --------------
___________________________   ---------   [_]  Yes  [_]  No  _______________
___________________________   ---------   [_]  Yes  [_]  No  _______________
___________________________   ---------   [_]  Yes  [_]  No  _______________
___________________________   ---------   [_]  Yes  [_]  No  _______________
___________________________   ---------   [_]  Yes  [_]  No  _______________

If this Plan and Trust is adopted by more than one member of the aggregation group, this Plan

[_] (a) shall be administered as one plan (i.e., contributions, and forfeitures shall not be separated for each participating Employer).

[_] (b) shall be administered as a single employer plan for each participating Employer [i.e., contributions shall be made by each Employer only for those Participants employed by such Employer and forfeitures shall be used to reduce the contribution made by the applicable Employer - each asset pool shall be considered a separate plan which must independently satisfy Code Section 401(a)(26)].

[X]  (c)  N/A

Any Employee of a participating Employer must receive credit for service while employed by any member of the aggregation group (including non-participating employers) for purposes of vesting and eligibility under this Plan from the date such Employer became a member of the aggregation group.

A-1.22 The adoption of this Plan constitutes: (check appropriate statement and provide information)

          [_] (a) The initial adoption of this Plan and Trust by the Employer. The Effective Date of this Plan is __________________
               ___________________________________.
                             (month/day/year)

          [X] (b) An [X] amendment and restatement, or [_] merger of the following Plan(s) known as Peoples Building and Loan Association,
                                          --------------------------------------
               Inc., 401(k) Salary Reduction and Trust.
               ---------------------------------------
                             (name of Plans and Trusts)

               with the original effective date(s) of September 31, 1986
                                                      ------------------
                                                       (month/day/year)

               The effective date of this amendment and restatement is

               September 01, 1989
               ---------------------------------------
                             (month/day/year)


                                I.  DEFINITIONS

A-1.38 Hours of Service: Hours of Service shall be determined on the basis of the method selected below. The method selected shall be applied to all Employees. If the Elapsed Time Method is selected in A-1.74, Hours of Service as designated below shall be applicable for eligibility purposes only. (Select one)

          [X] (a) On the basis of actual hours for which an Employee is paid or entitled to payment.

          [_] (b) On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if, under Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such day.

          [_] (c) On the basis of weeks worked. An Employee shall be credited with 45 Hours of Service if, under Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such week.

          [_] (d) On the basis of semi-monthly payroll periods. An Employee shall be credited with 35 Hours of Service if, under Section
                    1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such semi-monthly period.

          [_] (e) On the basis of months worked. An Employee shall be credited with 190 Hours of Service if under Section 1.38 of the plan such Employee would be credited with at least one (1) Hour of Service during such month.

A-1.54    Plan Year:     (select one and complete)

          [X]  (a)  Shall be the consecutive 12 month period for which records for this Plan shall be maintained beginning each September
                                                                     ----------
                    01 and ending each August 31.
                    --                 ---------

          [_] (b) There shall be a short Plan Year beginning ______________ and ending ______________. (The Plan must retain its qualified status during this period.)

                    All subsequent Plan Years shall begin each ______________ and end each ______________.

                    The previous Plan Year prior to this amendment began _________ and ended each ______________.

                    Adjustments for eligibility and vesting shall be made as required by Section 11.04 if the Plan Year is changed.

A-1.55 For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit (under a Defined Benefit plan) shall be discounted for mortality and interest based on the following: (If the Employer maintains a Defined Benefit plan, this section must be completed.)

               Interest Rate 7% Mortality Table 1983 Group Annuity Table
                             --                 ----

               [_]  N/A  The Employer has no Defined Benefit plan.

A-1.64    Years of Service with a predecessor employer:

          Years of Service with _____________________________________, for whom this Employer does not maintain a predecessor plan shall be considered under the Plan for purposes of: (select as desired)

          [_]  (a)  Vesting

          [_]  (b)  Eligibility

          [X]  (c)  None of the above

*A-1.71 For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be August 31 of each year.
                   ---------

A-1.73 Vesting Years of Service: Years of Service credited for vesting shall exclude the years checked below subject to Section 11.01: (select as desired)

          [X] (a) Years of Service before the Employee's 18 (cannot exceed 18) birthday. (If Regular Method is used, the Plan Year in which the Employee attains age 18 shall not be excluded.)


          [_] (b) Years of Service prior to the original Effective Date of this Plan or a predecessor plan.

          [_] (c) Years of Service prior to ____________________ (Date selected may not be later than the original effective date of this Plan or a predecessor plan.)

          [_] (d) Years of Service during a period for which the Employee declined(d) Years of Service during a period for which the Employee declined(d) Years of Service during a period for which the Employee declined to contribute to a plan requiring Employee Contributions. In the case of a plan using the elapsed time method, the Service which shall be disregarded is the period with respect to which the mandatory contribution is not made.

          [_]  (e)  No exclusions.

          Note: In general, a predecessor plan is a plan which terminates within the five (5) year period immediately preceding or following the establishment of this Plan.

A-1.74    Years of Service shall be computed under the following method:
          (select one)

          [X] (a) Regular Method--based on Hours of Service credited under the method selected in A-1.38.

          [_] (b) Elapsed Time Method--based on total time an Employee is employed without regard to actual hours credited as explained in Section 1.74 of this Plan.


                                II.  ELIGIBILITY

A-2.01    (a)  For purposes of plan coverage and benefits, employees of affiliated employers required to be aggregated with the Employer under Section 414(b), (c), (m) or (o) of the Code shall not be
                                                                       ---
               treated as Employees of the Employer unless such affiliated employers are identified as Participating Employers on page 2 of this Adoption Agreement.

               For purposes of plan coverage and benefits, the term "Employee"

               [_]  (1)  shall include

               [_]  (2)  shall not include

               [X]  (3)  N/A (Employer has no "leased employees.")

               "leased employees" who are required to be considered employees of the Employer under Code Section 414(n) or (o).

          (b) The following classes of Employees of the Employer shall be eligible to participate in the Plan:

               [X]  (1)  All Employees

               [_]  (2)  Hourly paid Employees

               [_]  (3)  Salaried Employees

               [_]  (4)  All Employees except Employees included in a unit of
                         Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9(g) of the Regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

               [_]  (5)  Other __________________________________________

                               __________________________________________

               The above classes of Employees

               [_]  (6)  shall

               [X]  (7)  shall not

               include Employees who are non-resident aliens [within the meaning of Section 7701(b)(1)(B)] and who receive no earned income [within the meaning of Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Section 861(a)(3)].

          (c)  Minimum age and service requirements:  (select one)

               [X]  (1)  An Employee shall become a Participant on the Entry
                         Date coincident with or next following Age 21 (cannot
                                                                    --
                         exceed 21) and the completion of 1 (cannot exceed 1
                                                          -
                         year) Eligibility Year of Service. MUST HAVE AT LEAST 2 ENTRY DATES, I.E., CANNOT ELECT (e)(1) BELOW.

                         If the Eligibility Year of Service includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

               [_]  (2)  An Employee shall become a Participant on the Entry
                         Date coincident with or next following Age _____ (cannot exceed 20 1/2) and the completion of _____ (cannot exceed 1/2 year (6 months)] Eligibility Year of Service. USE THIS PROVISION ONLY WHEN (e)(1) (ONE ENTRY
                         DATE) IS ELECTED BELOW.

                         If the Eligibility Year of Service includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

          (d) The preceding election in A-2.01(c) notwithstanding, Employees who are actively employed on ___________________ shall be deemed to have satisfied the

               [_]  (1)  Age requirement as of the Effective Date.

               [_]  (2)  Service requirement as of the Effective Date.

               [_]  (3)  Age and service requirements as of the Effective
                         Date.

               [X]  (4)  N/A (Age and Service requirements in A-2.01(c)
                         apply to all Employees.)

          (e)  Entry Date:  Shall mean:  (select one)

               [_]  (1)  First day of Plan Year.

               [X]  (2)  First day of Plan Year and the date 6 months after the first day of the Plan Year.

               [_]  (3)  The first date of the Plan Year and the dates which are
                         3, 6 and 9 months after the first day of the Plan Year. (Not recommended.)

               [_]  (4)  First day of each month.  (Not recommended.)

               III. PROFIT SHARING CONTRIBUTIONS AND ALLOCATIONS

A-3.01    Contributions

          (a)  The Employer shall contribute [select (1), (2) or (3)]

               [X]  (1)  out of current or accumulated profits.

               [_]  (2)  without regard to current or accumulated profits.

               [_]  (3)  N/A [A-3.01(a)(6) is elected]

               The amount of such contribution shall be: [select (4), (5) or
               (6)]

               [X]  (4)  As determined by the Board of Directors each year.

               [_]  (5)  Other ________________________________________________

                               ________________________________________________

               [_]  (6)  The Employer will make no contribution under this
                         Section A-3.01(a). [Do not complete Sections A-3.01(b),
                         (d) and (e). Section A-3.01(c) must still be completed.]

          (b) Allocation of contributions under A-3.01(a), above, shall be made for all Participants who are credited with at least [select (1),
               (2), or (3)]

               [X]  (1)  1,000 Hours of Service

               [_]  (2)  500 Hours of Service

               [_]  (3)  one Hour of Service

               during the Plan Year and [select (4 or (5)]

               [X]  (4)  regardless of employment on the last day of the Plan
                         Year.

               [_]  (5)  who is employed with the Employer on the last day of the Plan Year.

               The preceding notwithstanding , for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Section 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                    (6) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service.

                    (7) If after the application of paragraph (6) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan Year.

               Note: Employer includes all employers which are required to be aggregated with the Employer under Code Section 414(b), (c), (m) or (o).

          (c) If a Participant dies, retires, or becomes disabled during the Plan Year and does not complete the hours requirements for a contribution, an allocation

               [_]  (1)  shall not be made on such Participant's behalf for such Plan Year.

               [X]  (2)  shall be made on such Participant's behalf for such plan Year regardless of any last day requirement elected under A-3.01(b)(5).

               Note: The above election applies to Profit Sharing Contribution under Section A-3.01(a), Matching Contributions under Section A-4.02 and Qualified Non-elective Contributions under A-4.03.

          (d) Employer contributions under this Section and forfeitures, if applicable, shall be allocated to Participant's Accounts as follows:

               [X]  (1)  NON-INTEGRATED FORMULA

                         On a pro-rata basis to all Participants in the proportion that a Participant's Compensation bears to the total of all Participant's Compensation.

               [_]  (2)  INTEGRATED FORMULA (INTEGRATED WITH SOCIAL SECURITY)

                         Note: This Plan may not provide for permitted disparity (integration with Social Security) if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

                         STEP ONE: In any Plan Year the Plan is Top-Heavy
                         --------
                         contributions and forfeitures (if applicable) shall be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participant's Compensation, but not in excess of 3% of such Compensation.

                         (If the Plan is not top-heavy, proceed to step two.)

                         STEP TWO: Any contributions and forfeitures not
                         --------
                         allocated in STEP ONE shall be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation plus Compensation in excess of the integration level bears to the sum of all Participants total Compensation plus Compensation in excess of the integration level, but not in excess of the maximum disparity rate.

                         STEP THREE: Any remaining Employer contributions or
                         ----------
                         forfeitures shall be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participant's total Compensation for that year.

                         For the purpose of this Section, Compensation shall mean Compensation as defined in Section 1.13 of the Plan.

                         The integration level shall be:

                         [_]  (i)  The Taxable Wage Base [The maximum amount of
                                   earnings which may be considered wages for a year under Section 3121(a)(1) of the Code in effect as of the first day of the Plan Year.]


                         [_]  (ii) $__________ (Must be less than the Taxable
                                   Wage Base.)

                         The maximum profit sharing disparity rate is equal to the lesser of :

                         (a)  5.7%, or

                         (b) The applicable percentage determined in accordance with the table below:

                              If the integration level:

                              Is more             But note more       The applicable
                               than                   than             percentage is
                              -------             -------------       --------------
                              $0.00               $X*                       5.7%
                               X*                  80% of TWB***            4.3%
                               80% of TWB***       Y**                      5.4%

                                *  X = the greater of $10,000 or 20% of the TWB.

                               **  Y = any amount more than 80% of the TWB but
                                       less than 100% of the TWB.

                              ***TWB = Taxable Wage Base at the beginning of the
                                       Plan Year. The TWB for 1989 is $48,000.
                                       The TWB for 1990 is $51,300.

          (e) Is any Employee who is eligible to participate under this Plan covered by any other plan [including plans of non-participating employers required to be aggregated under Section 414(b), (c),
               (m) or (o) of the Code] which is integrated with Social Security?

               [X]  (1)  No

               [_]  (2)  Yes [may not elect A-3.01(a)(2)]

A-3.03    (a)  Rollover contributions:

          [_]  (1)  shall not be permitted under this Plan.

          [X]  (2)  shall be permitted under this Plan.

          (b)  Rollover contributions shall be accepted from:

          [_]  (1)  Participants only.

          [X]  (2)  Participants and non-Participants (otherwise eligible
                    Employees who have not yet satisfied the age and/or service requirements for participation).

A-3.07 ALLOCATION OF EARNINGS shall be based on the Account balance as of the beginning of the allocation period plus 1/2 of the contribution allocated at the end of the allocation period, less all withdrawals, plus investment transfers in, and less investment transfers out, unless otherwise specified.

          Allocation of Earnings shall be in accordance with each individual
          ----------------------------------------------------------------------
          certificate.
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

A-3.08    ALL FORFEITURES occurring at the end of Plan Year: (select one)

          [_] (a) shall be used to reduce the Employer's contribution for the current Plan Year. If the Employer does not make a contribution for a Plan Year, any available forfeitures shall be treated as Employer Contributions.

          [X] (b) shall be allocated in the same manner as Employer contributions under Section 3.01 for the current Plan Year. However, forfeitures shall not be allocated to Participants who are not employed on the last day of the Plan Year unless such allocation is required to satisfy the requirements of Code Section 401(a)(26) and/or 410(b). (Do not elect if no Profit Sharing contribution is specified in A-3.01).


                   IV.   CASH OR DEFERRED ARRANGEMENT (CODA)


A-4.01    ELECTIVE DEFERRALS

          (a) An eligible Employee may elect to have his or her annual Compensation reduced by

              [_]     (1)  from __________% to __________%

              [X]     (2)  No less than 3% and no more than the maximum
                           percentage allowable not to exceed the allocation
                                      --------------------------------------
                           limits of IRS Section 415, 401K, and 404.
                           ------

              Such election shall be in writing and in a form and manner specified by the Plan Administrator.

          (b) A Participant may elect to commence, or to modify the amount of, Elective Deferrals as of:

              [_]     (1)  the first day of each Plan Year.

              [X]     (2)  the first day of each Plan Year and the date 6 months after the first day of each Plan Year.

              [_]     (3)  the first day of each Plan Year quarter.


              The Plan Administrator may permit an additional election in the event an Actual Deferral Percentage Test, performed during the Plan Year, permits or requires an adjustment in the deferral percentages.

A-4.02    MATCHING CONTRIBUTIONS

          (a) The Employer [select (1) or (2)]

              [X]  (1)  shall

              [_]  (2)  shall not

              make Matching Contributions to the Plan on behalf of all Participants who elect to have Elective Deferrals made under the Plan and who are credited with at least [select (3), (4) or (5)]

              [X]  (3)  1,000 Hours of Service

               [_]   (4)  500 Hours of Service

               [_]   (5)  one Hour of Service

               during the Plan Year and [select (6) or (7)]

               [X]   (6)  regardless of employment on the last day of the Plan
                          Year.

               [_]   (7)  who is employed with the Employer on the last day of
                          the Plan Year.

               The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Section 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                     (1) The group of participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service.

                     (2) If after the application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan year.

               Note: Employer includes all employers which are required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o).

          (b) The Employer shall contribute and allocate to each Participant's Matching Contribution Account:

               [X]   (1)  an amount equal to 200 percent of the Participant's
                                             ---
                          Elective Deferrals.

               [_]   (2)  a discretionary matching contribution equal to a
                          percentage (to be determined each year by the Employer) of each Participant's Elective Deferrals.

          (c)  The Employer shall not match Elective Deferrals in excess of 3
                                                                            -
               percent of a Participant's

               [X]   (1)  compensation per pay period.

               [_]   (2)  annual compensation.

          (d) The Matching Contribution allocated to any Participant's account for the Plan Year shall not exceed

               [_]   (1)  $________________

               [X]   (2)  N/A

          (e) Matching Contributions shall be vested in accordance with the following schedule:

               [_]   (1)  100% vested at all times.

               [X]   (2)  The vesting schedule as elected in A-11.02 of the
                          Adoption Agreement.

          (f)  Matching contributions shall be made

               [X]   (1)  only from current or accumulated profits.

               [_]   (2)  without regard to current or accumulated profits.

A-4.03    (a)  Qualified Non-elective Contributions shall be allocated to the accounts of Non-highly Compensated Participants who are credited with at least [select (1), (2) or (3)]

               [X]   (1)  1,000 Hours of Service

               [_]   (2)  500 Hours of Service

               [_]   (3)  one Hour of Service

               during the Plan Year [select (4) or (5)]

               [X]   (4)  regardless of employment on the last day of the Plan
                          Year.

               [_]   (5)  who is employed with the Employer on the last day of
                          the Plan Year.

               The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                     (1) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service.

                     (2) If after the application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan Year.

               Note: Employer includes all employers required to be aggregated with the Employer under Code Section 414(b), (c), (m) or (o).

A-4.13 Pre-retirement distributions of a Participant's entire Account balance, including Elective Deferrals and Qualified Non-elective Contributions, upon attainment of age 59 1/2 (may not be less than 59
                                                ------
          1/2)

          [X]  (a)  shall

          [_]  (b)  shall not

          be permitted provided the Participant is 100% vested, and the balance in the Participant's Account has accumulated for at least two (2) years or the Participant has completed five (5) years of participation in the Plan.

A-4.14    Distributions on account of financial hardship

          [X]  (a)  shall

          [_]  (b)  shall not

          be permitted to the extent provided in Section 4.14, and subject to applicable regulations.

          Distributions on account of financial hardship shall be made only from:

          [_] (c) Elective Deferrals (and any earnings credited to a Participant's Elective Deferral account as of the end of the last Plan Year ending before July 1, 1989.) The amount available for distribution shall include the amount credited to the Participant's Qualified Matching Contribution and Qualified Non-elective Contribution accounts as of the end of the last Plan Year ending before July 1, 1989.

          [X] (d) Account balances which are not subject to the withdrawal restrictions of Section 4.13 provided the Participant is 100% vested, and the funds have accumulated for at least two
                    (2) years or the Participant has completed five (5) years of participation in the Plan.

          Note: Hardship withdrawal provisions for funds described in (d) above, are protected benefits under Code Section 411(d)(6). If the conditions described in Section 4.14 are more restrictive than those in effect immediately prior to the adoption of this Plan, the prior conditions shall continue to apply to all such funds including those which have accrued after the date this Plan is adopted, and the Employer should attach to this Adoption Agreement a hardship withdrawal policy statement fully describing the objective and nondiscriminatory conditions applicable to such withdrawals.

                         V. LIMITATIONS ON ALLOCATIONS

If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, the Employer must complete this Section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in
Section 419(e) of the Code, or an individual medical account, as defined in
Section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

A-5.11 If a Participant is covered under another qualified Defined Contribution plan maintained by the Employer, other than a Master or Prototype plan:

          [_] (a) The provisions of Section 5.05 through 5.10 of Article V shall apply as if the other plan were a Master or Prototype plan.

          [_]  (b)  Provide the method under which the Plans shall limit total
                    Annual Additions to the Maximum Permissible Amount, and shall properly reduce any excess amounts, in a manner than precludes Employer discretion.

                    __________________________________________________________

                    __________________________________________________________

                    __________________________________________________________

                    __________________________________________________________

          [X] (c) N/A The Employer maintains no other plan which provides an Annual Addition as defined under Section 5.13(a).

A-5.12 If the participant is or has ever been a participant in a Defined Benefit plan maintained by the Employer:

          [_] (a) The Annual Additions which may be credited to the Participant's Account under this Plan shall not be limited other than by the Maximum Permissible Amount as defined in
                    Section 5.13(k). If the sum of the Defined Benefit Fraction and the Defined Contribution Fraction would otherwise exceed 1.0, such sum shall be reduced to not exceed 1.0 by adjusting the Participant's Projected Annual Benefit under the Defined Benefit Plan.

          [X]  (b)  Provide language which shall satisfy the 1.0 limitation of
                    Section 415(e) of the Code. Such language must preclude Employer discretion.

                    If the sum of the Defined Benefit Fraction and the Defined
                    -----------------------------------------------------------
                    Contribution Fraction would otherwise exceed 1.0, such sum shall be reduced to not exceed 1.0 by adjusting the
                    -----------------------------------------------------------
                    Participant's annual additions under this plan.
                    -----------------------------------------------------------

                    ___________________________________________________________

          [_] (c) N/A The Employer does not and has never maintained a Defined Benefit plan.

                       VI.  INVESTMENT OF CONTRIBUTIONS

A-6.02 Life Insurance: The Trustee may, at the direction of the Participant and subject to the requirements of Section 6.02, use a portion of each contribution to purchase life insurance.

          [X]  (a)  Yes, subject to the guidelines outlined below, if any.

                    The purchase of life insurance contracts shall be deferred
                                 ---------------------------------------------
                    until the first day of the first (1st ) plan year following date of entry. At no time during the life of the plan may
                    ----------------------------------------------------------
                    the percentage limitations (Incidental Rules) of Section 7.2(d) be exceeded. Life insurance shall be purchased using
                    ------------------------------------------------------------
                    a portion of the Employer Elective contribution, at the
                    -
                    election of each participant.

          [_]  (b)  No


A-6.03 Participants may direct the Trustee as to the investment of their individual Account balances which are attributable to: (check all which apply)

          [_]  (a)  Elective Deferrals

          [_]  (b)  Employer Matching Contributions

          [_]  (c)  Rollovers

          [X]  (d)  All contributions regardless of source

          [_] (e) None of the above -- participants may not direct the investment of their accounts

A-6.05    Participant Loans

          [_] (a) shall be permitted in accordance with the Employer's written loan policy.

          [X]  (b)  shall not be permitted.


                               VIII.   BENEFITS

A-8.01    Normal Retirement Date:   (select one)

          [X]  (a)  The later of the first day of the month (select one)

                    [X]  nearest

                    [_]  on or following

                    a Participant's 65 (cannot be less than 55) birthday or
                                    --
                    the first day of the month on or following the N/A (1st -
                                                                   ----
                    7th or N/A) anniversary in which (select one)

                    [_]  participation commenced

                    [_]  the Employee first performed an Hour of Service

                    but in no event later than the first day of the month on or following a Participant's _______ birthday.

          [_] (b) The later of the first day of the Plan Year nearest a Participant's __________ (cannot be less than 55) birthday, or the first day of the Plan Year nearest the __________ (1st - 7th or N/A) anniversary in which (select one)

                    [_]     participation commenced

                    [_]     the Employee first performed an Hour of Service

                    but in no event later than the first day of the Plan Year nearest a Participant's __________ birthday.

A-8.02    (a)  Early Retirement Date: Shall mean: (select one)

               [_]  (1)  None -- no Early Retirement Date.

               [X]  (2)  First day of any [X] month [_] Plan Year on or
                         following a Participant's 55th (cannot be less than 55) birthday or after 7 (1-7 or N/A) [X] Vesting Years of Service [_] years of participation in the Plan, whichever date is later.

          (b) Early Retirement Benefit: Upon satisfaction of the age and service requirements for Early Retirement, a Participant shall:
               (select one)

               [_]  (1)  automatically become 100% vested in the Account.

               [X]  (2)  be entitled to the vested Account based on the vesting schedule designated in the Adoption Agreement.

A-8.04    Disability Retirement Benefit:

          (a) In the event of total and permanent disability, a Participant shall: (select one)

               [_]  (1)  automatically become 100% Vested in the Account.

               [X]  (2)  be entitled to the vested Account based on the vesting schedule designated in the Adoption Agreement.

          (b) Disability shall mean a physical or mental impairment which is expected to result in death or blindness or which can be expected to last for a continuous period of not less than 12 months resulting in: (select one)

               [_]  (1)  an inability to engage in any substantial gainful activity for which the Participant is reasonably suited by reason of training, education and experience as determined by the Plan Administrator. The Plan Administrator may require that the Participant be examined by physician(s) selected by the Plan Administrator.

               [X]  (2)  the Participant being entitled to Social Security
                         Disability Benefits. In the event a Participant has applied for Social Security Disability Benefits, the disability benefits provided by this Plan shall commence upon qualifying for Social Security Disability Benefits.

               [_]  (3)  an inability to perform the normal duties for the
                         Employer as determined by the Plan Administrator. The Plan Administrator may require that the Participant be examined by physician(s) selected by the Plan Administrator.

A-8.09    Benefits shall be distributed:

          [_] (a) only in the form of a single lump-sum payment. (May not elect if other forms were available immediately preceding the adoption of this Plan.)

          [X]  (b)  in accordance with the provisions of Section 8.08.


                          XI.   TERMINATION OF SERVICE

A-11.02 The vesting schedule for benefits (derived from the Employer's contributions pursuant to Article III) upon termination of employment shall be determined according to the selection based on Vesting Years of Service as credited in accordance with A-1.73: (select one)

          [_]  (a)  100% vested at all times

          [_]  (b)  100% vested after _____ (not to exceed 5) years of service.

          [_]  (c)  20% vested after 2 years of service
                    40% vested after 3 years of service
                    60% vested after 4 years of service
                    80% vested after 5 years of service
                   100% vested after 6 years of service

          [X]  (d)  20%  vested after 3 years of service
                    40%  vested after 4 years of service
                    60%  vested after 5 years of service
                    80%  vested after 6 years of service
                   100% vested after 7 years of service

          [_] (e) Specify: (Must in all years be as favorable as the schedule in (b) above, or as favorable as the schedule in (d) above.)

                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service

          NOTE: IF THIS IS A RESTATED PLAN AND THE VESTING SCHEDULE HAS BEEN AMENDED, ENTER THE PRE-AMENDED SCHEDULE BELOW:


          [_]  (f) _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service
                   _____% vested after _____ years of service

          [X]  (g) Vesting schedule has not been amended.

A-11.05 Distributions upon termination of Service shall be made as soon as administratively feasible following:

          [_]  (a)  Termination of employment.

          [X] (b) The end of the Plan Year following termination of employment.

          [_] (c) The end of the Plan Year during which a One-Year Break in Service occurs.

          [_]  (d)  Early or Normal Retirement Date, Death, or Disability.

          Note: May not be more restrictive than the provision in effect immediately preceding the adoption of this Plan.

A-11.09   Benefits which are no longer immediately distributable

          [X] (a) shall not be distributed without the consent of the Participant and/or Beneficiary prior to the time required by
                    Article X.

          [_] (b) shall, subject to the requirements of Article IX, be distributed as soon as administratively feasible following the date on which they cease to be immediately distributable.

          Note: An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

                                XV.   TOP-HEAVY

Before completing this Section of the Adoption Agreement, the Employer should carefully read Article XV of the Basic Plan Documents paying particular attention to Section 15.03 thru 15.05.

A-15.02 Minimum Top-heavy Allocation: The purpose of this Section A-15.02 is to coordinate Top-Heavy minimum contributions or benefits when two or more plans of the Employer are involved. If the Employer maintains only this plan, and has never maintained a Defined Benefit plan, the Employer is required to complete only Section (d). If the Employer maintains (or has maintained) a Defined Benefit plan, this Section should be completed only with the advice of that plan's actuary. If the Employer maintains two Defined Contribution plans, and has never maintained a Defined Benefit plan, the Employer is required to complete only Sections (c) or (d).

          (a) If the Employer maintains a Defined Benefit plan, this Section or
                              ---------------------------
              Section (d) below must be completed.

              If a non-key Employee participates in both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio exceeds 60% (but does not exceed 90%), Top-Heavy minimum benefits shall be provided as follows:

              [_]   (1)  In the Defined Contribution Plan, with a minimum
                         allocation of:


                         [_]  (i)   5%    of total compensation (Defined Benefit
                                          and Defined Contribution Fractions
                                          computed using 100% of the dollar
                                          limitation)

                         [_]  (ii)  7.5%  of total compensation (Defined Benefit
                                          and Defined Contribution Fractions
                                          computed using 125% of the dollar
                                          limitation)

               [_]  (2)  In the Defined Benefit Plan, with a minimum annual accrual of:

                         [_]  (i)   2%    of the highest 5 consecutive year
                                          average compensation (Defined Benefit
                                          and Defined Contribution fractions
                                          computed using 100% of the dollar
                                          limitation)

                         [_]  (ii)  3%    of the highest 5 consecutive year
                                          average compensation (Defined Benefit
                                          and Defined Contribution Fractions
                                          computed using 125% of the dollar
                                          limitation)

               If the Top-Heavy Ratio exceeds 90%, the minimum benefit shall be provided in:

               [_]  (3)  the Defined Contribution plan with a minimum allocation of 5% of total compensation

               [_]  (4)  the Defined Benefit plan with a minimum accrual of 2%
                         of the highest 5 consecutive year average compensation

               Note: When the Top-Heavy Ratio exceeds 90%, the Defined Benefit and Defined Contribution Fractions shall be computed using 100% of the dollar limitation.

          (b)  If the Employer maintains (or has maintained) a Defined Benefit
                               ---------  -----------------  -----------------
               plan, this Section or Section (d) below must be completed.

               If the Employer maintains both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio exceeds 60% (but does not exceed 90%), a non-key Employee who participates only in the Defined Contribution plan shall receive a minimum allocation of:

               [_]  (1)  3%    of total compensation (Defined Benefit and
                               Defined Contribution Fractions computed using
                               100% of the dollar limitation)

               [X]  (2)  4%    of total compensation (Defined Benefit and
                               Defined Contribution Fractions computed using
                               125% of the dollar limitation)

               If the Top-Heavy Ratio exceeds 90% each non-key Employee who participates only in the Defined Contribution plan shall receive a minimum of 3% of total compensation

          (c)  If the Employer maintains two Defined Contribution plans, this
                               ----------------------------------
               Section or Section (d) below must be completed.

               If a non-key Employee participates in two Defined Contribution plans maintained by the Employer, the Defined Contribution minimum allocation requirement shall be met

               [_]  (1)  in this plan

               [_]  (2)  in the other plan. ______________________________
                                                    (Name of Plan)

          (d)  Complete this Section only if (a), (b) and/or (c) have not been
               ---------------------------------------------------------------
               completed.
               ---------

               [_]  (1)  Specify how the plans shall provide Top-Heavy minimum benefits for non-key Employees precluding Employer discretion and avoiding inadvertent omissions.

                         ____________________________________________________

                         ____________________________________________________

                         ____________________________________________________

               [_]  (2)  The Employer maintains only this Plan and has
                         never maintained a Defined Benefit Plan.

A-15.06 TOP HEAVY VESTING...If this Plan becomes a Top-Heavy Plan, the following vesting schedule for such Plan Year and each succeeding Plan Year, whether or not Top-Heavy, shall be effective and shall be treated as a Plan amendment pursuant to this Agreement.

          [_]  (a)   100% vested after _____ (not to exceed 3) years of service.

          [X]  (b)    20% vested after 2 years of service
                      40% vested after 3 years of service
                      60% vested after 4 years of service
                      80% vested after 5 years of service
                     100% vested after 6 years of service

          [_]  (c)   Specify: (Must in all years be as favorable as the schedule in (a) above, or as favorable as the schedule in (b) above.)

                     _____% vested after _____ years of service
                     _____% vested after _____ years of service
                     _____% vested after _____ years of service
                     _____% vested after _____ years of service
                     _____% vested after _____ years of service
                     _____% vested after _____ years of service

          [_]  (d)   N/A, Vesting schedule in A-11.02 is equal to or more
                     favorable than (a) or (b) above.

          However, this Section does not apply to the Account balance of any Participant who does not have an Hour of Service after the Plan has initially become Top-Heavy. Such Participant's Account balance attributable to Employer contributions and forfeitures shall be determined without regard to this Section.

The adopting Employer may not rely on an Opinion Letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a Determination Letter.

This adoption agreement may be used only in conjunction with basic plan document #01.

Provided the adoption of this Plan is properly registered with the Prototype Sponsor, the Prototype Sponsor shall inform the adopting Employer of any amendment made to the Plan or of the discontinuance or abandonment of the Plan. The adoption of the Plan is not properly registered unless the attached registration form along with the applicable registration fee is returned to:

                    Lincoln National Life Insurance Company
                    1300 South Clinton Street
                    P.O. Box #2248
                    Ft. Wayne, IN 46801-2248

Inquiries by adopting Employers regarding the adoption of this Plan, the intended meaning of any Plan provisions, or the effect of the Opinion Letter may be directed to the Prototype Sponsor at the above address or phone (219) 455-4940.

USE OF THIS PLAN DOCUMENT WITHOUT PROPER REGISTRATION AND PAYMENT OF THE APPLICABLE REGISTRATION FEE CONSTITUTES AN UNAUTHORIZED USE.

THE EMPLOYER REPRESENTS THAT IS HAS CONSULTED WITH ITS ATTORNEY WITH RESPECT TO ITS ADOPTION OF THIS PLAN, AND AGREES TO THE PROVISIONS OF THE PLAN AND TRUST.

IN WITNESS HEREOF, the Employer has caused this Agreement to be signed by its duly authorized Officer and the Trustee(s) have accepted the appointment and signed this Agreement.


                                    PEOPLES BLDG. & LOAN
                                    -------------------------------------------
                                               (Legal Name of Employer)

                                    BY:

                                    /s/ Carl D. Smith
                                    -------------------------------------------
                                                (Signature of Officer)


                                      Carl Smith
_______________________________     -------------------------------------------
                (Date)                         (Typed or Printed Name
                                                and Title of Officer)

                                    Accepted By:

            9-8-92                  /s/ Howard L. Traphagen
-------------------------------     -------------------------------------------
                (Date)                        (Signature of Trustee)

            9-8-92                  /s/ Marion L. Ress
-------------------------------     -------------------------------------------
                (Date)                        (Signature of Trustee)

            9-10-92                 /s/ James G. Tyler
-------------------------------     -------------------------------------------
                (Date)                        (Signature of Trustee)



Participating Employer           Authorized Signature               Date
----------------------           --------------------               ----

________________________      ________________________      ___________________

________________________      ________________________      ___________________

________________________      ________________________      ___________________

________________________      ________________________      ___________________


Failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

                             AGREEMENT #1 AMENDING

                  Peoples Building and Loan Association, Inc.
                    401(k) Salary Reduction Plan and Trust

THIS AGREEMENT, made and entered in this 11th day of July, 1994, by and between Peoples Building and Loan Association, Inc. organized under the laws of Indiana with principal offices at Tell City, Indiana (hereinafter called the "Employer" or the "Company") and James Tyler, Howard Traphagen and Marion Ress hereinafter referred to as Trustees):

                              W I T N E S S E T H:
                              --------------------

That at a meeting of the Board of Directors of the Company held on the 11th day of July, 1994, certain amendments to the 401(k) Salary Reduction Plan and Trust were authorized and directed:

Now, therefore, it is agreed by and between the parties hereto that the aforementioned 401(k) Salary Reduction Plan and Trust Agreement be and it is hereby amended effective September 1, 1994 as follows:

Section A-3.07 shall be amended to read as follows:

     "This plan utilizes Daily Accounting."

Section A-4.02(a) shall be amended to read ad follows:

     "The Employer shall make Matching Contributions to the Plan on behalf of all Participants who elect to have Elective Deferrals made under the Plan and who are credited with at least one Hour of Service during the Plan Year and regardless of Employment on the last day of the Plan year.

     The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

          (1) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service.

          (2) If after the application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of Employment on the last day of the Plan Year.

     Note: Employer includes all employers which are required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o)."

Section 6.02 shall be amended to read as follows:

     "Life Insurance shall not be purchased under the Plan."

IN WITNESS WHEREOF, the Employer has caused this agreement to be signed by its duly authorized officer and the Trustees have also signed this amendment.

                                    Peoples Building and Loan Association, Inc.
                                    -------------------------------------------
                                              Name of Employer

                                    BY:  /s/ Carl Smith
                                    ------------------------------------------
                                              Signature of Officer

July 11, 1994                          Carl Smith, President
-------------                       ------------------------------------------
     Date                                    Typed or Printed Name and
                                             Title of Officer

                                    Accepted By:

July 11, 1994                            /s/ Marion L. Ress
-------------                       ------------------------------------------
     Date                                     Signature of Trustee

July 11, 1994                            /s/ Howard L. Traphagen
-------------                       ------------------------------------------
     Date                                     Signature of Trustee

July 11, 1994                            /s/ James G. Tyler
-------------                       ------------------------------------------
     Date                                     Signature of Trustee

                             AGREEMENT #2 AMENDING

                  PEOPLES BUILDING AND LOAN ASSOCIATION, INC.
                    401(k) Salary Reduction Plan and Trust

THIS AGREEMENT, made and entered into this 7th day of October, 1996, by and between Peoples Bldg. and Loan organized under the laws of Indiana with principal offices at Tell City (herein after called the "Employer" or the "Company") and James Tyler, Howard Traphagen and Marion Ress (hereinafter referred to as Trustees):

                              W I T N E S S E T H
                              -------------------

That at a meeting of the Board of Directors of the Company held in the 7th day of October, 1996, certain amendments to the 401(k) Savings & Retirement Prototype Plan were authorized and directed:

Now, therefore, it is agreed by and between the parties hereto that the aforementioned 401(k) Savings & Retirement Plan and Trust Agreement be and it is hereby amended effective September 1, 1996 as follows:

     Section A-6.05 shall be amended to read as follows:

     "Participant Loans shall be permitted in accordance with the Employer's written loan policy."

IN WITNESS WHEREOF, the employer as caused this agreement to be signed by its duly authorized officer and the Trustees have also signed this amendment.

                                     Peoples Building and Loan Association, Inc.
                                     -------------------------------------------
                                                 Name of Employer

                                     BY: /s/ Carl Smith
                                     -------------------------------------------
                                                 Signature of Officer

     10/7/96                                 Carl Smith, President
     -------                         -------------------------------------------
      Date                                       Typed or Printed Name and
                                                 Title of Officer

                                    Accepted By:

     10-7-96                                     /s/ Howard Traphagen
     -------                         -------------------------------------------
      Date                                       Signature of Trustee


     10/7/96                                     /s/ James G. Tyler
     -------                         -------------------------------------------
      Date                                       Signature of Trustee


     7 Oct 96                                   /s/ Marion L. Ress
     --------                       -------------------------------------------
      Date                                       Signature of Trustee

                              Defined Contribution
                              --------------------

                                 Prototype
                                 ---------

                              Basic Plan Document
                              -------------------


                            Approved April 30, 1992



                                LINCOLN NATIONAL
                               LIFE INSURANCE CO.
                               ------------------
                     A part of LINCOLN NATIONAL CORPORATION


                1300 South Clinton Street   Fort Wayne, IN 46801

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                    ADOPTS
                                AMENDMENT NO. I

Attached to and made a part of Defined Contribution Prototype Plan Basic Plan #01 used in conjunction with the following Adoption Agreements:

               PLAN TYPE                       IRS SERIAL #      FORM #
               ---------                       ------------      ------
     Non-Standardized Money Purchase             D359967a      27365NS-MP
     Standardized Money Purchase                 D259968a      27365S-MP
     Non-Standardized Profit Sharing             D359969a      27365NS-PS
     Standardized Profit Sharing                 D259970a      27365S-PS
     Non-Standardized Target Benefit             D360949a      27365NS-TB
     Standardized Target Benefit                 D260948a      27365S-TB
     Non-Standardized 401(k) Salary Reduction    D359971a      27365NS401K
     Standardized 401(k) Salary Reduction        D259972a      27365S401K

Pursuant to the authority reserved by Section 12.01 of Article XII of The Lincoln National Life Insurance Company Defined Contribution Prototype Plan Basic Plan #01 (the "Prototype Plan"), the Prototype Plan (and each individual Plan maintained in the form of the Prototype Plan) is hereby amended, effective January 1, 1993, as follows:

     Article XII is amended by the addition of the following paragraph.

     "12.08 This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     DEFINITIONS:

     (a) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).


     (b) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (c) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

     (d) Direct Rollover: A Direct Rollover is a payment by the plan to the Eligible Retirement plan specified by the Distributee. "

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                    ADOPTS
                               AMENDMENT NO. II

Attached to and made a part of Defined Contribution Prototype Plan Basic Plan #01 used in conjunction with the following Adoption Agreements:

                PLAN TYPE                        IRS SERIAL #    FORM #
                ---------                        ------------    ------
     Non-Standardized Money Purchase             D359967a      27365NS-MP
     Standardized Money Purchase                 D259968a      27365S-MP
     Non-Standardized Profit Sharing             D359969a      27365NS-PS
     Standardized Profit Sharing                 D259970a      27365S-PS
     Non-Standardized Target Benefit             D360949a      27365NS-TB
     Standardized Target Benefit                 D260948a      27365S-TB
     Non-Standardized 401(k) Salary Reduction    D359971a      27365NS401K
     Standardized 401(k) Salary Reduction        D259972a      27365S401K

Pursuant to the authority reserved by Section 12.01 of Article XII of The Lincoln National Life Insurance Company Defined Contribution Prototype Plan Basic Plan #01 (the "Prototype Plan"), the Prototype Plan (and each individual Plan maintained in the form of the Prototype Plan) is hereby amended, effective January 1, 1994, as follows:

     Section 1.13 is amended by the addition of the following paragraphs.

     "In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000."

     Section 9.04 is amended by the addition of the following paragraph.

     "(d) THIS SECTION SHALL APPLY IF SECTION 8.09 IS OPERATIVE. If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

     (1) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

     (2) the participant, after receiving the notice, affirmatively elects a distribution.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                     ADOPTS
                               AMENDMENT NO. III

Attached to and made a part of Defined Contribution Prototype Plan Basic Plan #01 used in conjunction with the following Adoption Agreements:

                PLAN TYPE                        IRS SERIAL #    FORM #
                ---------                        ------------    ------
     Non-Standardized Money Purchase             D359967a      27365NS-MP
     Standardized Money Purchase                 D259968a      27365S-MP
     Non-Standardized Profit Sharing             D359969a      27365NS-PS
     Standardized Profit Sharing                 D259970a      27365S-PS
     Non-Standardized 401(k) Salary Reduction    D359971a      27365NS401K
     Standardized 401(k) Salary Reduction        D259972a      27365S401K

Pursuant to the authority reserved by Section 12.01 of Article XII of The Lincoln National Life Insurance Company Defined Contribution Prototype Plan Basic Plan #01 (the "Prototype Plan"), the Prototype Plan (and each individual Plan maintained in the form of the Prototype Plan) is hereby amended, effective January 1, 1995, unless otherwise specified, as follows:

Section 1.08 of Article I is amended to read as follows:

     "1.08 "ANNUITY AND ANNUITY STARTING DATE": A straight life annuity means an annuity payable in equal installments for the life of the participant that terminates upon the participant's death. An Annuity Starting Date is the first day a payment is made pursuant to Article VIII."

Section 1.15 of Article I is amended to read as follows:

     "1.15 "CONTRIBUTION PERCENTAGE AMOUNTS": The sum of the Employee Contributions and Matching Contributions under the Plan on behalf of the Participants for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. The Employer may include Elective Deferrals (to the extent needed to satisfy the Average Contribution Percentage test described in
     Section 4.08(a), and subject to such other requirements as may be prescribed by the Secretary of the Treasury) in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test."

Section 1.49 of Article I is amended by the addition of the following paragraph:

     "A Participant is treated as benefiting under the plan for any Plan Year during which the participant received or is deemed to receive an allocation in accordance with Internal Revenue Code Section 1.410(b)-3(a)."

Section 3.01 of Article III is renumbered 3.01(a) and titled EMPLOYER CONTRIBUTIONS.

A new Section 3.01(b) is added to Section 3.01 of Article III to read as follows:

     "3.01 (b) ALLOCATION FORMULAS

     (1) General: The Employer Contribution and forfeitures (if applicable) for any Plan Year will be allocated or contributed to the Participant's Accounts of Participants eligible to receive a contribution on the allocation date or dates in accordance with the allocation or contribution formula specified in the Section 3.01 of the Adoption Agreement.

     (2)  Profit Sharing Plan Allocation Formula

          (i) Non-Integrated Formula: On a pro-rata basis to all Participants in the proportion that a Participant's Compensation bears to the total of all Participants' Compensation.

          (ii) Integrated Formula (Integrated with Social Security):

          STEP ONE: In any Plan Year the Plan is Top-Heavy, contributions and forfeitures (if applicable) shall be allocated to all Participants' Accounts in the ratio that each Participant's Compensation bears to all Participant's Compensation, but not in excess of 3% of such Compensation.

          (If the plan is not top-heavy, proceed to step two.)

          STEP TWO: Any contributions and forfeitures not allocated in STEP ONE shall be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation plus Compensation in excess of the integration level bears to the sum of all Participants total Compensation plus Compensation in excess of the integration level, but not in excess of the maximum disparity rate. In the case of any Participant who has exceeded the Cumulative Permitted Disparity Limit defined below, two times such Participant's total Compensation for the Plan Year will be taken into account.

          STEP THREE: Any remaining Employer contributions or forfeitures shall be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.

     (3)  Money Purchase Plan Contribution Formula

          (i) Non-Integrated Formula: The Employer shall contribute on behalf of each eligible Participant an amount specified in Section 3.01 (b) of the Adoption Agreement.

          (ii) Integrated Formula:

          A % as specified in Section 3.01 (b) (i) or (ii) of the Adoption Agreement, of each Participant's Compensation (in Top-Heavy Plan Years the contribution shall be the greater of the amount shown or 3% of Compensation), plus a % as specified in Section 3.01(b) (iii) of the Adoption Agreement (excess contribution percentage) of each Participant's Compensation in excess of the integration level [may not be greater than the lesser of the percentage in A-3.01 (b)
          (i) or the maximum disparity rate]. However, in the case of any Participant who has exceeded the Cumulative Permitted Disparity Limit, the Employer will contribute for each such Participant an amount equal to the excess contribution percentage multiplied by the Participant's total Compensation.

     (4) Integration Level: The integration level shall be selected in A-3.01(b)(3), A-3.01(b)(4), or A-3.02(d)(2) of the Adoption Agreement, but shall not exceed The Taxable Wage Base [the contribution and benefit base in effect under Section 230 of the Social Security Act of the Code in effect as of the first day of the Plan Year.]

     The maximum disparity rate is equal to the lesser of 5.7%, or the applicable percentage determined in accordance with the table below:

If the integration level:

          Is more          But not more   The applicable
          than             than           percentage is

          $0.00            $X*               5.7%
             X*            80% of TWB***     4.3%
          80% of TWB***    Y**               5.4%

     * X = the greater of $10,000 or 20% of the TWB.
     ** Y = any amount more than 80% of the TWB but less than 100% of the TWB. *** TWB = Taxable Wage Base at the beginning of the Plan Year.

     (5) Annual Overall Permitted Disparity Limit: Pursuant to Section 16.03, only one paired plan adopted by the Employer may be integrated with Social Security. This Plan may not provide for permitted disparity (integration with Social Security) if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

     (6) Cumulative Permitted Disparity Limit: Effective for Plan Years beginning on or after January 1, 1995, the Cumulative Permitted Disparity Limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the employer. For purposes of determining the Participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no Cumulative Permitted Disparity Limit.

     (7) For purpose of this Section, Compensation shall mean Compensation as defined in Section 1.13 of the Plan."

The first paragraph of Section 3.03 of Article III is amended to read as follows:

     "3.03 If so designated in the Adoption Agreement, rollover contributions may be made to the Plan. Such contributions may be in the form of cash and/or in the form of a Participant note representing a plan loan offset amount, and shall consist of:

          (a) all or a portion of the amount received in a "Eligible Rollover Distribution" as defined in Code Section 402(c)(4), provided that such distribution is from a plan which is qualified under Section 401(a) of the Code; or

          (b) the amount received in a distribution described in Section 408(d)(3)(A)(ii) of the Code from an individual retirement account, annuity, or bond, the proceeds of which are attributed solely to a rollover contribution from a plan qualified under Section 401(a) of the Code.

     The rollover contribution must be made within 60 days following the date of the distribution. If a rollover includes deductible voluntary contributions, the amount of the rollover attributable to such contributions shall be added to the deductible voluntary contribution account under this Plan."

A new Section 3.11 is added to Article III to read as follows:

     "3.11 Omission of Participant shall be corrected as follows:

          (a) If the Plan is a money purchase plan or a target benefit plan and, if in any Plan Year, any Employee who should be included as a Participant is omitted by not following the terms of the Plan and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, the Employer shall make a subsequent contribution to include earnings thereon, with respect to the omitted Employee in the amount which the Employer would have contributed with respect to that Employer had he or she not been omitted.

          (b) If the Plan is a profit sharing plan, and if in any Plan Year, any Employee who should be included as a participant is omitted by not following the terms of the plan and discovery of such omission is not made until after the Employer Contribution has been made and allocated, then the Plan Administrator must re-do the allocation (if a correction can be made) and inform the Employee. Alternatively, the Employer may choose to contribute for the omitted Employee the amount to include earnings thereon, which the Employer would have contributed for the Employee."

A new Section 3.12 is added to Article III to read as follows:

     3.12 Erroneous inclusion of employee shall be corrected as follows:

          (a) If the Plan is a money purchase plan or a target benefit plan and, if in any Plan Year, any Employee who should have been omitted as a Participant is erroneously included and discovery of such inclusion is not made until after a contribution by the Employer and/or Employee has been made and allocated, the erroneous contribution shall be forfeited. The forfeiture shall be held in a non-interest earning suspense account until the next allocation date and allocated in accordance with Section 3.08.

          (b) If the Plan is a profit sharing plan and if in any Plan Year, any Employee who should have been omitted as a Participant is erroneously included and discovery of such inclusion is not made until after a contribution by the Employer and/or Employee has been made and allocated, any erroneous Elective Deferral and attributable earnings will be returned to the Employee as soon as practicable after the discovery of the error. Any Employer Matching or Employer Discretionary contributions shall be forfeited. The forfeiture shall be held in a non-interest earning suspense account until the next allocation date and allocated in accordance with Section 3.08."

Section 4.02 of Article IV is amended by the addition of the following paragraph:

     "(c) Notwithstanding any other provisions of the Plan, Matching Contributions shall be forfeited (even if vested) if the contributions to which they relate are Excess Elective Deferrals, Excess Contributions, Excess Aggregate Contributions or excess annual contributions which are distributed pursuant to Article V. Such Forfeitures shall be disposed of in accordance with Section 3.08."

Section 4.06(b) of Article IV is amended by the addition of the following paragraph:

     "(7) In the event that the Plan Administrator determines that it is not likely that the ADP and/or ACP test will be satisfied for a particular Plan Year unless certain steps are taken prior to the end of such Plan Year, the Plan Administrator may require Participants making Elective Deferrals who are Highly Compensated Employees to reduce or eliminate their Elective Deferrals for such Plan Year in order to satisfy such requirements. Said reduction or elimination shall also be required by the Plan Administrator in the event that the Plan Administrator anticipates that the Employer will not be able to deduct all Employer Contributions from its income for Federal income tax purposes."

Section 4.06(c)(1) of Article IV is amended to read as follows:

     "(1) any Elective Deferrals made pursuant to the Participant's deferral election, (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of this Employer and (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these elective Deferrals), and"

Section 4.07(d) of Article IV is amended to read as follows:

     "(d) Accounting for Excess Contributions: Excess Contributions shall be
          -----------------------------------
     distributed from the Participant's Elective Deferral Account. The distribution shall be made first from unmatched Elective Deferrals and, thereafter from Elective Deferrals which were matched. Excess Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account."

Section 4.14(a)(3) of Article IV is amended to read as follows:

     "(3) Payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Employee, the Employee's Spouse or dependents."

The first paragraph of Section 5.04 and Section 5.04(a) of Article V are amended to read as follows:

     "5.04 If pursuant to Section 5.03 or as a result of -- the allocation of Forfeitures, or -- a reasonable error in determining the amount of Elective Deferrals that may be made with respect to any individual under the limits of
             Section 415 of the Internal Revenue Code, there is an Excess Amount, the excess shall be disposed of as follows:

               (a) To the extent they would reduce the Excess Amount, any nondeductible voluntary Employee Contributions (and earnings thereon) shall be returned to the Participant, and any Elective Deferrals (and earnings thereon) shall be distributed to the Participant in the same manner as described in Sec. 4.07."

The first paragraph of Section 6.05 of Article VI is amended to read as follows:

     "6.05 If elected in the Adoption Agreement, the Plan Administrator shall direct the Trustee to make loans to Participants and Beneficiaries in accordance with a loan policy which shall be evidenced by a separate written document. Such written document shall include, at a minimum, the following: (i) the identity of the person or positions authorized to administer the Participant loan program; (ii) the procedure for applying for loans; (iii) the basis on which loans will be approved or denied; (iv) limitations (if any) on the types and amounts of loans offered; (v) the procedure under the program for determining a reasonable rate of interest;
     (vi) the types of collateral which may secure a Participant loan; and (vii) the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default. Loans will be subject to the following conditions:"

Section 6.05 is amended by deleting paragraph (i).

Section 7.04 of Article VII is amended to read as follows:

     "7.04 As soon as practicable after the end of each Allocation Period, the Plan Administrator shall convey to each Participant a statement of his/her Account balances as of the Allocation Date. The Participant must notify the Plan Administrator within thirty (30) days of the receipt of the statement of any errors relevant to the allocation of the Participant's Account balances in specific investments permitted under the Plan at the Participant's direction ("investment mix"). If such notification is not given within the prescribed period, the statement shall be deemed correct with respect to the Participant's choice of investment mix and any subsequent adjustments to that investment mix shall be made on a prospective basis only. Neither the maintenance of accounts nor the allocations of credits to accounts shall operate to vest in any Participant any right to or interest in any assets of the trust except as the Plan specifically provides."

Section 9.03 of Article IX is amended by the addition of the following paragraph:

     "The preceding notwithstanding, if
      -- the Surviving Spouse has not consented to the election of a non-spouse Beneficiary pursuant to a Qualified Election, and
      -- the Participant had agreed that the Surviving Spouse may determine the form of payment, the Surviving Spouse may after the death of the Participant elect to receive the benefit in any alternate form available under the Plan."

Section 9.04 of Article IX is amended with respect to distributions which commence on or after September 22, 1995, by the addition of the following paragraph:

     "(e) If a distribution is one to which the Joint and Survivor and spousal consent requirements of Sections 401(a)(11) and 417 of the Internal Revenue Code apply, such distribution may commence at any time following the first seven days after the Participant has received the QJSA explanation required by Section 9.04(a), provided:

     -- the Plan Administrator provides information to the Participant clearly indicating that the Participant has a right to at least 30 days to consider whether to waive the QJSA and consent to a form of distribution other than QJSA,
     -- the distribution occurs after the Participant has made an affirmative distribution election,
     --   applicable spousal consent has been obtained,
     -- the Annuity Starting Date is a date after the explanation of the QJSA is provided to the participant, and
     -- the distribution election remains revocable until the later of the Annuity Starting Date or the expiration of the seven-day period that begins the day after the QJSA explanation is provided."

The first paragraph of Section 13.03 of Article XIII is amended to read as follows:

     "13.03 The Plan Administrator shall have the authority to administer this Plan pursuant to the terms and conditions of this Plan. The Plan Administrator has the absolute discretion to determine eligibility for benefits and to construe and interpret the terms of the Plan. Delegation of any ministerial or discretionary duties by the Plan Administrator does not necessarily relieve him/her of the responsibility for these duties."

Section 15.02 of Article XV is amended by the addition of the following paragraph:

     "(e) Neither Elective Deferrals nor Matching Contributions may be taken into account for purposes of satisfying the minimum allocation requirement applicable to Top-Heavy Plans described in (a) above."

Article XVII is amended by the addition of the following two paragraphs:

     "17.12 All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order". A distribution to an "alternate payee" shall be permitted if the distribution is authorized by a "qualified domestic relations order". Furthermore, if the written procedures established by the Plan to administer distributions under "qualified domestic relations orders" so provide, such distributions may be made at a time when the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee", "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Internal Revenue Code Section 414(p)."

     "17.13 Reliance on opinion letter, Standardized Adoption Agreements: The employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this plan is qualified under section 401 of the Code unless the terms of the plan, as herein adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410(b) and 414(s) of the Code, as amended by the Tax Reform Act of 1986 or later laws, (a) are made effective retroactively to the first day of the first plan year beginning after December 31, 1988 (or such date on which these requirements first become effective with respect to this plan); or (b) are made effective no later than the first day on which the employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation."

A new Article XVIII is added to read as follows:

                                 ARTICLE XVIII
                   APPOINTMENT OF NON-DISCRETIONARY TRUSTEE

18.01 The Employer, pursuant to a resolution of its board of directors or pursuant to a separate written instrument, may designate Delaware Management Trust Company to serve as a nondiscretionary trustee to this Plan (the "Non-Discretionary Trustee"). In such case, the Employer and the Non-Discretionary Trustee shall enter into the trust agreement which is attached to and which forms part of this Plan. Notwithstanding any term or provision expressed or implied to the contrary in the prior Articles of this Plan or in the Adoption Agreement, the duties and responsibilities of the Non-Discretionary Trustee shall be governed exclusively by the provisions of such trust agreement. Furthermore, and notwithstanding any term or provision expressed or implied in the prior articles of this Plan or in the Adoption Agreement, any power and responsibility reserved to the Trustee in the prior articles of this Plan or in the Adoption Agreement shall instead be the power and responsibility of the Plan Administrator, except for those powers and responsibilities of the Non-Discretionary Trustee which are set forth in the trust agreement.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                    ADOPTS
                               AMENDMENT NO. IV

Attached to and made a part of Defined Contribution Prototype Plan Basic Plan #01 used in conjunction with the following Adoption Agreements:


          PLAN TYPE                              IRS SERIAL #    FORM #
          ---------                              ------------    ------
     Non-Standardized Money Purchase             D359967b         27365NS-MP
     Standardized Money Purchase                 D259968b         27365S-MP
     Non-Standardized Profit Sharing             D359969b         27365NS-PS
     Standardized Profit Sharing                 D259970b         27365S-PS
     Non-Standardized 401(k) Salary Reduction    D359971b         27365NS401K
     Standardized 401(k) Salary Reduction        D259972b         27365S401K

Pursuant to the authority reserved by Section 12.01 of Article XII of The Lincoln National Life Insurance Company Defined Contribution Prototype Plan Basic Plan #01 (the "Prototype Plan"), the Prototype Plan (and each individual Plan maintained in the form of the Prototype Plan) is hereby amended as follows:

     Section 17.14 shall be added to read as follows:

     "17.14 Notwithstanding any provision of this plan to the contrary, to the extent that any optional form of benefit under this plan permits a distribution prior to the employee's retirement, death, disability, or severance from employment, and prior to plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of (S) 414(1) of the Internal Revenue Code to this plan from a money purchase pension plan qualified under (S) 401(a) of the Internal Revenue Code (other than any portion of those assets and liabilities attributable to voluntary employee contributions)."

     Section 17.14 shall be operative only if the Plan is a Profit Sharing or 401(k) Plan. Section 17.14 is effective the first day of the plan year commencing after December 12, 1994, for plans other than those entitled to extended reliance. Section 17.14 is effective the first day of the plan year that begins on or after January 1, 2000, for plans entitled to extended reliance who have not transferred assets from a money purchase pension plan after the later of the date of the most recent determination letter or December 12, 1994. For plans that have transferred money purchase assets after the later of the date of the most recent determination letter or December 12, 1994, Section 17.14 shall be effective the first day of the plan year during which such transfer takes place.

     Section 17.15 shall be added to read as follows:

     "17.15 Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with (S) 414(u) of the Internal Revenue Code."

     Section 17.15 shall be effective December 12, 1994.

     Section 17.16 shall be added to read as follows:

     17.16 Loan repayments will be suspended under this plan as permitted under
     (S) 414(u)(4) of the Internal Revenue Code."

     Section 17.16 shall be effective December 12, 1994, and shall be operative only if the Plan Sponsor's Loan Policy so provides.

                              GENERAL INFORMATION

This Plan and Trust and the Adoption Agreement have been approved as to form by the Internal Revenue Service (IRS) for corporate and non-corporate Employers. The Employer adopts the Plan and Trust by completing and signing the Adoption Agreement. In order to retain prototype status, no changes in the wording of this Plan and Trust, except the elections by the Employer in the Adoption Agreement, can be made.

In general, the approval of this Prototype by the IRS does not constitute a determination as to the qualification of the Plan as adopted by the Employer, nor as to the exempt status of the related Trust. This determination is made by the Employer's local District Director of Internal Revenue upon submission by the Employer of an Application for Determination for Defined Contribution Plan, IRS Form 5307, with a copy of the executed Adoption Agreement, and such additional information and documents as the District Director may require.

There is an exception for certain standardized form plans. An Employer who adopts a standardized form plan for which a favorable opinion letter has been issued does not need a determination letter in order to obtain reliance provided the Employer does not maintain, and has never maintained at any time (except in the case of one combination of paired plans) any other qualified plan, including a standardized form plan or after December 31, 1985, a welfare benefit fund which provides post-retirement medical benefits allocated to separate accounts for key-employees.

This Plan and Trust and Adoption Agreement are instruments having significant legal and tax implications for the Employer. Each Employer must assume the responsibility for the legal and tax aspects pertaining to its Plan. Neither The Lincoln National Life Insurance Company (hereinafter referred to as "Lincoln") nor its representatives can give any assurance that the Plan as adopted by a given Employer shall be qualified by the IRS. Accordingly, the Lincoln encourages the Employer to consult with its legal and tax advisors to the extent considered necessary.

This basic plan document #01 may be used in conjunction with the following adoption agreements:


               Plan Type                  IRS Serial #         Form #
               ---------                  ------------       ----------
Non-Standardized Money Purchase             D359967a         27365NS-MP

Standardized Money Purchase                 D259968a         27365S-MP

Non-Standardized Profit Sharing             D359969a         27365NS-PS

Standardized Profit Sharing                 D259970a         27365S-PS

Non-Standardized Target Benefit

Standardized Target Benefit

Non-Standardized 401(k) Salary Reduction    D359971a         27365NS401K

Standardized 401(k) Salary Reduction        D259972a         27365S401K

                                   PROCEDURE

a. The Employer and Trustee(s) should sign enough copies of the Adoption Agreement for all those needing a copy. This usually includes one for the Employer, one for the Trustee, one for the Plan Administrator if other than the Trustee, one for Lincoln, and one for the IRS.

b. One copy should be filed with Lincoln along with other information, applications, and other documents as required by Lincoln.

c. If appropriate, the Employer should file the Plan with the IRS (by the due date for filing corporate tax returns for the year in which the Plan is adopted or amended) to obtain a Letter of Determination that the Plan as established or amended is qualified. In addition, the Employer must furnish information, reports, and certain documents as required for the IRS, the Department of Labor, Participants, and Beneficiaries receiving any benefits from the Plan.

d. Retirement Plan Services (Plan Implementation, Ongoing Plan Management and Allocation Services) are available for a fee upon request provided the Plan meets the servicing guidelines. Such services performed by authorization of the Plan Fiduciaries are only of the ministerial and mechanical type. Lincoln assumes no fiduciary duties on behalf of the Plan nor offers any legal advice. Any information given is presented as information only and not as advice, recommended action, or policy decisions for the Plan.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                      DEFINED CONTRIBUTION PROTOTYPE PLAN
                           BASIC PLAN DOCUMENTS #01


                               TABLE OF CONTENTS

Article I           Definitions and Construction                                                       4

Article II          Eligibility                                                                       21

Article III         Contribution and Allocations                                                      23

Article IV          Cash or Deferred Arrangement (CODA)                                               26

Article V           Limitations on Allocations To Participants' Accounts                              35

Article VI          Investment of Contributions                                                       41

Article VII         Valuation of Assets                                                               45

Article VIII        Benefits                                                                          46

Article IX          Joint and Survivor Annuity Requirements                                           49

Article X           Distribution Requirements                                                         54

Article XI          Termination of Service                                                            58

Article XII         Amendment or Termination of Plan                                                  62

Article XIII        Administration and Fiduciaries                                                    64

Article XIV         Insurer                                                                           67

Article XV          Top Heavy                                                                         68

Article XVI         Paired Plans                                                                      70

Article XVII        Miscellaneous                                                                     71

                                   ARTICLE I
                         DEFINITIONS AND CONSTRUCTION

The following words and phrases as used in this Plan and Trust (hereinafter referred to as 'Plan') shall have the meanings set forth in this Article, unless a different meaning is clearly required by the context. Refer to the same Section number in the Adoption Agreement as in the Plan for cross-reference purposes.

1.01 "ACCOUNT": The value of the Participant's share of the General Investment Account, and/or the Participant's Designated Investment Account, and/or the Participant's Directed Group Account, if any.

     (a) The General Investment Account includes all investments which are held as general assets of the Plan. The Trustee shall manage the investment of this account. The account shall include the total of all deposits credited to the account decreased by any amounts withdrawn from or charged against the account, and less any allocations to the Participant's Designated Investment Account and/or the Participant's Directed Group Account. The Participant's share of the General Investment Account shall be the value determined as of the end of the Allocation Period prior to the event making the account payable, adjusted to reflect advance contributions which have not accrued or contributions which have accrued to the Participant, but have not been credited, and any withdrawals which have not been debited.

     (b) The Designated Investment Account shall consist of investments made at the Participant's direction as permitted under Section A-6.03 of the Adoption Agreement. The number and types of investments made available shall be determined by the Trustee(s). Such investments may include individual insurance or annuity policies purchased on behalf of a Participant. The Participant's Designated Investment Account shall be valued as of the date the account is surrendered and shall be adjusted to reflect advance contributions which have not accrued or contributions which have accrued to the Participant but have not been credited and any withdrawals which have not been debited.

     (c) The Directed Group Account consists of one or more investment funds provided by the Trustee into and among which Participants may, if permitted under Section A-6.03 of the Adoption Agreement, direct the investment of their Account balances. The Participant's share of the Directed Group Account shall be the value determined as of the end of the Allocation Period prior to the event making the account payable and shall be adjusted to reflect advance contributions which have not accrued or contributions which have accrued to the Participant but have not been credited and any withdrawals which have not been debited.

1.02 "ACTUAL DEFERRAL PERCENTAGE": For a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of:

     (a) the amount of Employer contributions (Elective Deferrals and Qualified Non-elective Contributions) actually paid over to the trust on behalf of such Participant for the Plan Year, to

     (b) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

1.03 "ADOPTION AGREEMENT": The agreement executed by the Employer and the Trustee(s) named therein adopting this Plan, a copy of which is attached and made a part of this Plan.

1.04 "AGE": For the Plan Year during which this Plan is adopted and each subsequent Plan Year "Age" shall mean actual attained age.

1.05 "AGGREGATE LIMIT": The greater of:

     (a) the sum of 1.25 times the greater of the relevant Actual Deferral Percentage or the relevant Average Contribution Percentage, and two
          (2) percentage points plus the lesser of the relevant Actual Deferral Percentage or the relevant Average Contribution Percentage In no event, however, shall this last amount exceed twice the lesser of the relevant Actual Deferral Percentage or the relevant Average Contribution Percentage; or

     (b) the sum of 1 25 times the lesser of the relevant Actual Deferral Percentage or the relevant Average Contribution Percentage, and two
          (2) percentage points plus the greater of the relevant Actual Deferral Percentage or the relevant Average Contribution Percentage In no event, however, shall this last amount exceed twice the greater of the relevant Actual Deferral Percentage or the relevant Average Contribution Percentage.

For the purposes of this Section, the term ''relevant Actual Deferral Percentage" means the Actual Deferral Percentage of the group of non-highly compensated employees eligible under the arrangement subject to Code Section 401(k) for the Plan Year, and the term "relevant Average Contribution Percentage" means the Average Contribution Percentage of the group of non-highly compensated employees eligible under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the arrangement subject to Code Section 401(k).

1.06 "ALLOCATION PERIOD": The period of time between an allocation date and the next following allocation date The allocation date shall be the last day of the Plan Year and such other date or dates as may be determined by the Trustee.

1.07 "ANNUITANT": Any person to whom annuity payments are being made under the terms of this Plan.

1.08 "ANNUITY STARTING DATE": The first day a payment is made pursuant to
Article VIII.

1.09 "APPLICABLE LIFE EXPECTANCY": The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated such succeeding calendar year.

1.10 "AVERAGE CONTRIBUTION PERCENTAGE": The average of the Contribution Percentages of the Eligible Participants in a group.

1.11 "BENEFICIARY": Any individual(s) or legal entity designated to receive any benefit under this Plan upon the death of a Participant.

1.12 "CODE": The Internal Revenue Code of 1986, as amended.

1.13 "COMPENSATION": Compensation means all of each Participant's wages [as defined in Section 3401(a) of the Code for purposes of income tax withholding but determined without regard to any rules that limit remuneration included in wages based on the nature or location of the employment or the services performed] received from a participating Employer. For any Self-employed Individual covered under the Plan, Compensation shall mean Earned Income. Compensation shall include only that compensation which is actually paid to the Participant during the Plan Year.

Notwithstanding the above, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

For years beginning after December 31, 1988, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the period for determining Compensation used in calculating an Employee's allocation for a determination period is a short Plan Year (i.e. shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

Unless specified otherwise, the preceding definition of Compensation shall be effective for the Plan Year during which this Plan is adopted and for each succeeding Plan Year.

1.14 "CONTRIBUTION PERCENTAGE": The ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

1.15 "CONTRIBUTION PERCENTAGE AMOUNTS": The sum of the Employee Contributions and Matching Contributions under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching

Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions.

1.16 "DESIGNATED BENEFICIARY": The individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) and the regulations thereunder.

1.17 "DETERMINATION DATE": For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year For the first Plan Year of the Plan, the last day of that year.

1.18 "DISTRIBUTION CALENDAR YEAR": A calendar year for which a minimum distribution is required For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 10.05.

1.19 "EARLIEST RETIREMENT AGE": The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

1.20 "EARLY RETIREMENT DATE": The date as selected in A-8 02 of the Adoption Agreement.

1.21 "EARNED INCOME": The net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code.

Net earnings shall be determined with regard to the deduction allowed to the Taxpayer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

1.22 "EFFECTIVE DATE": The date designated by the Employer in the Adoption Agreement.

1.23 "ELECTION PERIOD": The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account balance as of the date of separation, the Election Period shall begin on the date of separation.

Pre-age 35 waiver: A Participant who shall not yet attain age 35 as of the end of any current Plan Year may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant shall attain age 35 Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 9 04(a) Qualified Preretirement Survivor Annuity coverage shall be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35 Any new waiver on or after such date shall be subject to the full requirements of Article IX.

1.24 "ELECTIVE DEFERRALS": Any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, including contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement (CODA) as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

1.25 "ELIGIBILITY YEAR OF SERVICE": A 12 consecutive month period during which the Employee completes at least 1,000 Hours of Service (as defined in A-1.38 of the Adoption Agreement). The initial eligibility period shall be the 12 consecutive month period commencing on the date the Employee first performs an Hour of Service for the Employer. The succeeding 12 consecutive month period must commence with the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during his initial eligibility computation period. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period must be credited with two Years of Service for purposes of eligibility.

1.26 "ELIGIBLE PARTICIPANT": For the purpose of calculating the Average Contribution Percentage, any Employee of the Employer who is eligible under the terms of the Plan to make an Elective Deferral and to receive a corresponding Matching Contribution.

1.27 "EMPLOYEE": Any employee of the Employer maintaining the Plan or of any other employer required to be aggregated with such Employer under Sections 414(b), (c), (m) or (o) of the Code.

The term Employee shall also include any Leased Employee deemed to be an Employee of any employer described in the previous paragraph as provided in Sections 414(n) or (o) of the Code.

1.28 "EMPLOYEE CONTRIBUTION": Any contribution made to the plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

1.29 "EMPLOYER": The Employer(s) named in the Adoption Agreement which has
(have) adopted this Plan. In the case of a group of employers which constitutes a Controlled Group of Corporations, or an Affiliated Service Group [as defined in Sections 414(b) and 414(m), respectively, of the Code], or which constitutes one or more trades or businesses whether or not incorporated which are under common control [as defined in Section 414(c)], all such employers shall be considered a single employer for purposes of determining minimum participation, vesting standards. and limitations on benefits and contributions.

1.30 "ENTRY DATE": The date as designated in A-2.01 of the Adoption Agreement on which an Employee may become an active Participant in the Plan after meeting the eligibility requirements of Article II specified in the Adoption Agreement.

1.31 "ERISA": Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.32 "EXCESS AGGREGATE CONTRIBUTIONS": With respect to any Plan Year, the excess of:

     (a) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

     (b) the maximum Contribution Percentage Amounts permitted by the Average Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 1.34 and then determining Excess Contributions pursuant to Section 1.33.

1.33 "EXCESS CONTRIBUTIONS": With respect to any Plan Year, the excess of:

     (a) the aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

     (b) the maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

1.34 "EXCESS ELECTIVE DEFERRALS": Those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

1.35 "FIDUCIARY": Any person or corporation who exercises any discretionary authority or discretionary control with respect to the management or disposition of plan assets, renders any investment advice for a fee or other compensation, or exercises any discretionary authority or responsibility for plan administration. The Employer, Plan Administrator and Trustee shall be considered fiduciaries.

1.36 "FORFEITURE": That portion of a Participant's Account that is not Vested, and occurs on the earlier of:

     (a) the distribution of the entire Vested portion of a Participant's Account; or

     (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive One-Year Breaks in Service.

Note: The above definition of "Forfeiture" shall be effective as of the first day of the Plan Year during which this Plan is adopted.

1.37 "HIGHLY COMPENSATED EMPLOYEE": The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees.

A highly compensated active employee includes any Employee who performs Service for the Employer during the determination year and who, during the look-back year:

     (a) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); or

     (b) received Compensation from the Employer in excess of $50,000 [as adjusted pursuant to Section 415(d) of the Code] and was a member of the top-paid group for such year; or

     (c) was an officer of the Employer and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

The term Highly Compensated Employee also includes:

     -Employees who are both described in the preceding sentence if the term
      "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and

     -Employees who are 5 percent owners at any time during the look-back year or the determination veer

If no officer has satisfied the Compensation requirement of (c) above during 3 either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

For this purpose, the determination year shall be the Plan Year. The look back year shall be the twelve-month period immediately preceding the determination year.

A highly compensated former employee includes any Employee who separated from Service (or was deemed to have separated) prior to the determination year, performs no Service for the Employer during the determination year, and was a - highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and 5 percent owner or top-ten Highly Compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

1.38 "HOUR OF SERVICE":

     (a)  Hour of Service means:

          (1) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

          (2) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference; and

          (3) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (1) or paragraph (2), as the case may be, and under this paragraph
               (3). These hours shall be credited to the Employee for the computation period or periods in which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

     (b) Hours of Service shall be credited for employment with other members of an Affiliated Service Group [under Section 414(m)], a Controlled Group of Corporations [under Section 414(b)], or a group of trades or businesses under common control [under Section 414(c)], of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) and regulations thereunder.

     (c) Hours of Service shall also be credited for any individual (Leased Employee) considered an Employee for purposes of this Plan under
          Section 414(n) or Section 414(o) and the regulations thereunder.

     (d) Solely for purposes of determining whether a Break in Service, as defined in Section 1.47, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

          (1)  by reason of the pregnancy of the individual; or

          (2)  by reason of a birth of a child of the individual; or

          (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or

          (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

          The Hours of Service credited under this paragraph shall be credited:

               (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period: or

               (ii) in all other cases, in the following computation period.

     (e) Hours of Service shall be determined on the basis of the method selected in the Adoption Agreement.

1.39 "INSURANCE CONTRACT": A life insurance, annuity, or variable annuity contract or any combination thereof, including both individual and group contracts issued by an Insurer.

1.40 "INSURER": Any legal reserve life insurance company licensed to do business in one or more States of the United States.

1.41 "KEY EMPLOYEE": Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual Compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual Compensation of more than $150,000. Annual compensation means compensation as , defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the 4 preceding Plan Years.

The determination of who is a Key Employee shall be made in accordance with
Section 416(i)(1) of the Code and the regulations thereunder.

1.42 "LEASED EMPLOYEE": Any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (''leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) on the Code) on a substantially full time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a' Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

A Leased employee shall not be considered an employee of the recipient if:

     (a)  such employee is covered by a money purchase pension plan providing:

          (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction n agreement which are excludible from the employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code, and

          (2)  immediate participation, and

          (3)  full and immediate vesting; and

     (b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

1.43 "LIFE EXPECTANCY": Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of
Section 1.72-9 of the Income Tax Regulations.

Unless otherwise elected by the Participant [or Spouse, in the case of distributions described in Section 10.05(b)(2)] by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

1.44 "MATCHING CONTRIBUTION": An Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

1.45 "NET PROFITS": Current and accumulated earnings of the Employer before Federal and state taxes and contributions to this and any other Qualified Plan. If the Employer is a nonprofit organization, for purposes of this Plan, Net Profits means the excess of receipts over expenditures.

1.46 "NORMAL RETIREMENT AGE": The earlier of:

     (a) the Normal Retirement Date as designated in A-8.01 of the Adoption Agreement; or

     (b)  the ERISA Normal Retirement Age which is the later of:

          (1)  age 65, or

          (2)  the 5th anniversary of the date participation commenced.

Normal Retirement Age shall not exceed any mandatory retirement age imposed by the adopting Employer.

1.47 "ONE-YEAR BREAK IN SERVICE": Shall be based on the Regular Method for eligibility purposes and computed under one of the following methods as elected in the Adoption Agreement for all other purposes under the Plan:

     (a) Regular Method -- A 12 consecutive month period during which the Employee has not completed more than 500 Hours of Service. The 12 consecutive month period shall be the same computation period as used in computing Vesting and Eligibility Years of Service, as applicable. For the purpose of determining the number of consecutive One-Year Breaks in Service any Plan Year (computation period) of less than 12 months shall be disregarded.

     (b) Elapsed Time Method -- A 12 month Period of Severance where an Employee does not have one Hour of Service. For purposes of this method, a One-Year Break in Service occurs if:

          (1) an Employee severs Service and does not return within 12 months from the Date of Severance (e.g., quits, is discharged, or retires); or

          (2) an Employee is absent from Service (e.g., disability, vacation, or leave of absence) and severs employment during such absence (e.g., quits, is discharged, or retires) and does not return to Service on or before the first anniversary of the date on which the Employee was first absent.

A break in service shall occur whenever an Employee has one or more consecutive One-Year Breaks in Service.

Any leave of absence authorized by the Employer shall be granted under uniform rules so that all Participants under similar circumstances shall be treated alike.

1.48 "OWNER-EMPLOYEE": An individual who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

1.49 "PARTICIPANT": An Employee becomes a Participant after meeting the requirements of Article II and retains such status until the Employee has either terminated employment or incurred five consecutive One-Year Breaks in Service.

Any former Participant having deferred vested rights under this Plan shall also be considered a "Participant".

Non-Participants making rollover contributions, if permitted in A-3.03(b)(2) of the Adoption Agreement, shall not be considered Participants for any other purposes of the Plan.

1.50 "PARTICIPANT'S BENEFIT":

     (a) The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

     (b) Exception for second Distribution Calendar Year. For purposes of paragraph (a) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

1.51 "PERMISSIVE AGGREGATION GROUP": The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

1.52 "PLAN ADMINISTRATOR": The person(s) or corporation administering this Plan as designated in the Adoption Agreement.

1.53 "PLAN ANNIVERSARY DATE": The first day of each Plan Year.

1.54 "PLAN YEAR": The period as selected in A-1.54 of the Adoption Agreement.

1.55 "PRESENT VALUE": Present Value shall be based only on the interest and mortality rates specified in A-1.55 of the Adoption Agreement.

1.56 "PROTOTYPE SPONSOR": The Lincoln National Life Insurance Company, 1300 South Clinton, P.O. Box 2248, Fort Wayne, IN 46801-2248 (219) 455-4940.

1.57 "QUALIFIED ELECTION": A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless:

     (a)  the Participant's Spouse consents in writing to the election; and

     (b) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); and

     (c)  the Spouse's consent acknowledges the effect of the election; and

     (d) the Spouse's consent is witnessed by a Plan representative or notary public.

Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver shall be deemed a Qualified Election.

Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 9.04.

1.58 "QUALIFIED JOINT AND SURVIVOR ANNUITY": An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's Vested Account Balance. The percentage of the survivor annuity under the Plan shall be 50 percent unless a greater percentage is elected by the Participant in writing during the Election Period.

1.59 "QUALIFIED NON-ELECTIVE CONTRIBUTIONS": Contributions (other than Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with distribution provisions that are applicable to Elective Deferrals.

1.60 "QUALIFIED PLAN": Any plan which meets the requirements of Section 401(a) of the Code.

1.61 "REQUIRED AGGREGATION GROUP":

     (a) Each Qualified Plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated); and

     (b) any other Qualified Plan of the Employer which enables a plan described in (a) to meet the requirements of Section 401(a)(4) or 410 of the Code.

1.62 "REQUIRED BEGINNING DATE":

     (a) General rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     (b) Transitional rules. The Required Beginning Date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

          (1) Non-5-percent owners. The Required Beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

          (2) 5-percent owners. The Required Beginning Date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

               (i) the calendar year in which the Participant attains age 70 1/2; or

               (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

          The Required Beginning date of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

     (c) 5-percent owner. A Participant is treated as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

     (d) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

1.63 "SELF-EMPLOYED INDIVIDUAL": An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

1.64 "SERVICE": Employment of an Employee with the Employer(s) maintaining this Plan.

Where the Employer maintains the plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Employer. Service with a predecessor employer for whom this Employer does not maintain a predecessor plan shall not be treated as service for the Employer unless elected in the Adoption Agreement.

1.65 "SPOUSE": (SURVIVING SPOUSE): The Spouse or Surviving Spouse of the Participant, provided that a former Spouse shall be treated as the Spouse or Surviving Spouse and a current spouse shall not be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the code.

1.66 "SUPER TOP-HEAVY PLAN": For any Plan Year a Top-heavy plan is a Super Top-heavy Plan if the Top-heavy Ratio exceeds 90 percent.

1.67 "TAXABLE WAGE BASE": The maximum amount of earnings which may be considered wages for such year under Section 3121(a)(1) of the Code.

1.68 "TOP-HEAVY PLAN": For any Plan Year beginning after December 31, 1983, this Plan is Top-heavy if any of the following conditions exists:

     (a) the Top-heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans; or

     (b) this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-heavy Ratio for the group of plans exceeds 60 percent; or

     (c) this plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

1.69 "TOP-HEAVY RATIO":

     (a) If the Employer maintains one or more Defined Contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any Defined Benefit plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

     (b) If the Employer maintains one or more Defined Contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more Defined Benefit plans which during the five (5) year period ending on the Determination Date(s) has or had any accrued benefits, the Top-heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated Defined Contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the Present Value of accrued benefits under the aggregated Defined Benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account balances under the aggregated Defined Contribution plan or plans for all Participants, determined in accordance with (a) above, and the Present Value of accrued benefits under the Defined Benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a Defined Benefit plan in both the numerator and denominator of the Top-heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

     (c) For purposes of (a) and (b) above the values of Account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a Defined Benefit plan. The Account balances and accrued benefits of a Participant:

          (1) who is not a Key Employee but who was a Key Employee in a prior year; or

          (2) who has not been credited with at least one hour of service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date shall be disregarded.

          The calculation of the Top-heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible Employee Contributions shall not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans the value of Account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

          The accrued benefit of a Participant other than a Key Employee shall be determined under:

               -the method, if any, that uniformly applies for accrual purposes under all Defined Benefit plans maintained by the Employer; or

               -if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

1.70 "TRUSTEE": The person(s) or corporation having trust powers designated as Trustee in the Adoption Agreement and any designated successor Trustee.

1.71 "VALUATION DATE": The date elected by the Employer in A-1.71 of the Adoption Agreement as of which Account balances or accrued benefits are valued for purposes of calculating the Top-heavy Ratio.

1.72 "VESTED ACCOUNT BALANCE": The aggregate value of the Participant's Vested Account Balances derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of
Article IX, Joint and Survivor Annuity Requirements, shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

1.73 "VESTING YEAR OF SERVICE": Shall be computed under one of the following methods as elected in A-1.74 of the Adoption Agreement:

     (a) Regular Method -- any 12 consecutive month period (which may include periods prior to the Effective Date) corresponding to the Plan Year in which the Employee has completed at least 1,000 Hours of Service except for Years of Service excluded under A-1.73 in the Adoption Agreement.

          If there is a change in the Plan Year and Vesting Years of Service are based on such Plan Year, a Participant shall be credited with a Vesting Year of Service for both the Plan Year as it was prior to the amendment (as if there was no change) and the first Plan Year after the amendment if the Participant has at least 1,000 Hours of Service in each of those Plan Years.

     (b) Elapsed Time Method -- any completed 12 month Period of Service (which may include periods prior to the Effective Date) except for Periods of Service excluded under A-1.73 in the Adoption Agreement. Any period of Service less than 12 months shall be disregarded.

In the case of a Participant who has five or more consecutive One-Year Breaks in Service, all Service after such Breaks in Service shall be disregarded for the purpose of vesting the Employer-derived Account balance that accrued before such breaks in service. Such Participant's pre-break service will count in vesting the post-break employer-derived Account balance only if either:

     (c) such Participant has any nonforfeitable interest in the Account balance attributable to Employer contributions at the time of separation from service; or

     (d) upon returning to Service the number of consecutive One-Year Breaks in Service is less than the number of Years of Service.

Separate accounts shall be maintained for the Participant's pre-break and post-break Employer-derived Account balance. Both Accounts shall share in the earnings and losses of the fund.

1.74 "YEAR OF SERVICE": Shall be computed under one of the following methods as defined below and as selected in the Adoption Agreement; however, Year of Service for purposes of eligibility and vesting shall be further defined in Sections 1.25 and 1.73, respectively.

     (a) Regular Method -- A Year of Service shall mean any Plan Year during which an Employee has completed at least 1,000 Hours of Service. Any Year of Service where an Employee has less than 1,000 Hours of Service shall not be counted as a Year of Service. If there is a change in the Plan Year, a Participant shall be credited with a Year of Service for both the Plan Year as it was prior to the amendment (as if there was no change) and the first Plan Year after the amendment if the Participant has at least 1,000 Hours of Service in each of those Plan Years.

     (b) Elapsed Time Method -- A Year of Service shall mean a Period of Service based on an Employee's actual period of employment irrespective of the number of hours actually worked during such period. All periods of employment, including Periods of Severance shall be aggregated unless there is a One-Year Period of Severance as defined below. A Year of Service shall be credited for each completed 12 months of Service (365 days), which need not be consecutive.

          For purposes of determining Years of Service under the Elapsed Time Method, the following terms shall apply:

          *Date of Hire or Rehire -- shall mean the date an Employee first performs one Hour of Service. An "adjusted" hire date may be used to reflect Periods of Severance so that all Periods of Service can be aggregated unless such periods can be disregarded under the One-Year Break in Service rules.

          *Date of Severance (Termination) -- shall mean the earlier of:

               (1) the actual date an Employee quits, is discharged, dies, or retires; or

               (2) the first anniversary of the date an Employee is absent from work (with or without pay) for any other reason, e.g., disability, vacation, leave of absence, layoff, etc.

          *Elapsed Time -- shall mean the total Period of Service between a Participant's Date of Hire and Date of Severance (Termination) including Periods of Severance where a One-Year Period of Severance does not occur.

          *Period of Service -- shall mean the total elapsed time while an Employee is employed regardless of the number of hours worked.

          *Month of Service -- shall be credited for each 30 days of elapsed time.

          *Period of Severance -- shall mean the time between the actual date of Severance (Termination) as defined above and the subsequent date, if any, on which the Employee performs one Hour of Service.

          *One-Year Period of Severance -- shall mean a One-Year Break in Service as defined in Section 1.47(b) which is a 12 month period following a Participant's Date of Severance (Termination) as defined above in which an Employee does not have one Hour of Service.

                                  ARTICLE II
                                  ELIGIBILITY

2.01 An Employee shall participate in this Plan on the first Entry Date on or after the date on which the Employee meets all of the requirements designated in the Adoption Agreement and this Article unless Service terminates before such first Entry Date.

2.02 All Years of Service with the Employer are counted toward eligibility except the following:

     (a) In the case of a Participant who does not have any nonforfeitable right to the Account balance derived from Employer contributions, Years of Service before a period of consecutive One-Year Breaks in Service shall not be taken into account in computing eligibility Service if the number of consecutive One-Year Breaks in Service in such period equals or exceeds the greater of five (5) or the aggregate number of Years of Service. Such aggregate number of Years of Service shall not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service.

     (b) If a Participant's Years of Service are disregarded pursuant to the preceding paragraph, such Participant shall be treated as a new Employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to the preceding paragraph, such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

2.03 In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a Break in Service, such Employee shall participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility shall be determined under the Break in Service rules of the Plan.

2.04 In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

2.05 If the Employer is a member of a group of employers which constitutes a Controlled Group of Corporations, or an Affiliated Service Group (as defined in Sections 414(b) and 414(m), respectively, of the Code), or which constitutes one or more trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c), but the other members of such group are not participating employers under this Plan, the following transfer provisions shall apply:

     (a) A Participant shall receive credit for Service with any employer which is a member of the group, provided that all such Service is determined in accordance with Section 1.38.

     (b) If a Participant transfers employment to an employer which is a non-participating member of the group, his participation under this Plan shall be suspended, and during that period of ineligible employment:

          (i) the Employer shall not make contributions on his behalf except as may be required when the Plan is operating under a waiver of the minimum funding standard; however, the Participant shall continue to share in earnings; and

          (ii) the provisions of Article VIII shall continue to apply with respect to when a Participant is entitled to benefits. Such transfer shall not be treated as a termination of Service under
               Article XI.

2.06 If this Plan is a Non-Standardized Form Plan, an Employee who is eligible
                       --------------------------
to be an active Participant may refuse participation in the Plan during a Plan Year. Such refusal to participate is subject to the approval of the Plan Administrator upon receipt of a written request by the Employee. The Plan Administrator in his sole discretion may approve or reject such request based on a uniform and non-discriminatory policy as adopted by the Employer. The Plan Administrator shall not approve such a request if it should cause the Plan to fail to meet minimum participation standards. If this Plan is a Standardized
                                                                ------------
Form Plan, an eligible Employee may not refuse participation in the Plan.
---------

If an Employee is granted the right not to participate in the Plan under this Section, such Employee shall be permitted to enter this Plan on the first Entry Date subsequent to the Plan Administrator's receipt of such Employee's written request to participate in the Plan.

                                  ARTICLE III
                         CONTRIBUTIONS AND ALLOCATIONS

3.01 Except as otherwise provided in Article XII, and subject to the limitations of this Article and Article V, the Employer shall make contributions for each Plan Year as follows:

PROFIT SHARING PLANS

     The Employer shall contribute, within the time prescribed by law for making a deductible contribution, the amount designated in the Adoption agreement. In no event, however, shall such contributions for the Fiscal Year exceed the maximum deductible amount. Contributions shall be allocated as of the last day of the Plan Year and as of such other date or dates as may be determined by the Trustee.

MONEY PURCHASE PLANS

     The Employer shall contribute the amount designated in the Adoption Agreement.

TARGET BENEFIT PLANS

     The Employer shall contribute an amount determined in accordance with Section A-3.01 of the Adoption Agreement.

All amounts contributed by the Employer shall be made for the exclusive benefit of the Participants, Beneficiaries or their estates and in no event shall any contribution by the Employer or income therefrom revert to the Employer except as provided in Section 3.09.

3.02 If in any Plan Year the amounts contributed by the Employer for a Money Purchase or Target Benefit plan are not sufficient to satisfy the minimum funding standard as defined in ERISA Section 302, a funding deficiency shall exist for that Plan Year. The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the Employer must amend the Plan to enable the Plan to operate under a waiver of the minimum funding requirement. A plan which is so amended shall be considered an individually designed plan.

3.03 If so designated in the Adoption Agreement, cash rollover contributions may be made, consisting of:

     (a) all or a portion of the amount received in a "qualified rollover distribution" [as defined in Section 402(a)(5)(D)(i) of the Code], reduced by the amount, if any, treated as a distribution of employee contributions other than accumulated deductible employee contributions within the meaning of Section 72(o)(5); or

     (b) the amount received in a distribution described in Section 408(d)(3)(A)(ii) or Section 409(b)(3)(C) of the Code from an individual retirement account, annuity or bond, the proceeds of which are attributed solely to a rollover contribution from a qualified plan described in Section 402(a)(5)(D)(iv)(IV) or (V) of the Code;

within 60 days following the date of such distribution. If a rollover includes deductible voluntary contributions, the amount of the rollover attributable to such contributions shall be added to the deductible voluntary contribution account under this Plan. The Plan shall not accept rollovers of accumulated deductible contributions from a plan under which the Employee was covered as a self-employed individual as described in Section 401(c)(1) of the Code.

A separate account shall be maintained for any such rollover under (a) and (b). If such account is unallocated, each account shall share proportionately in all earnings and losses of the separate rollover account in the ratio that each rollover account bears to the total of all rollover accounts. Earnings and losses shall be allocated as provided in the Adoption Agreement. Rollover monies and the earnings and losses thereon shall be 100% Vested at all times.

A non-Participant shall not receive an allocation of Employer contributions and/or forfeitures.

If a non-Participant terminates employment prior to meeting the minimum age and service requirements in A-2.01, an immediate distribution of the rollover account may be elected.

3.04 This plan shall not accept nondeductible Employee contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. Employee contributions for Plan Years beginning after December 31, 1986, together with any matching contributions as defined in Section 401(m) of the Code, shall be limited so as to meet the nondiscrimination test of Section 401(m).

A separate account shall be maintained by the Trustee for the nondeductible Employee contributions of each Participant.

Employee contributions and earnings thereon shall be nonforfeitable at all times.

A Participant may withdraw nondeductible voluntary contributions by making a written application to the Plan Administrator. Withdrawal of any nondeductible mandatory contributions shall be governed by the election in A-3.04, if applicable, of the Adoption Agreement. If a Participant withdraws mandatory contributions, the withdrawal shall be in a single sum, and shall not exceed the lesser of the current value of the Participant's Account which is attributable solely to nondeductible contributions or the amount the Participant contributed in the form of nondeductible contributions. Withdrawals may be made no more frequently than once in any twelve month period. The preceding notwithstanding, no withdrawal shall be made pursuant to this Section unless the Participant's spouse, if any, consents in writing to such withdrawal. Spousal consent must be obtained not more than 90 days before the distribution.

3.05 The Plan Administrator shall not accept deductible Employee contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date shall be maintained in a separate account which shall be nonforfeitable at all times. The account shall share in the gains and losses of the trust in the same manner as described in Section 3.07 of the plan. No part of the deductible voluntary contribution account shall be used to purchase life insurance. Subject to Article IX, Joint and Survivor Annuity Requirements (if applicable), the participant may withdraw any part of the deductible voluntary contribution account by making a written application to the Plan Administrator.

3.06 No forfeitures shall occur solely as a result of an Employee's withdrawal of Employee contributions.

3.07 Allocation of earnings shall be handled as follows:

General Investment Account -- The net earnings, gains, losses and expenses as well as appreciation and depreciation in market value shall be credited to the General Investment Account and shall be allocated to Participants' Accounts at the end of each Allocation Period on a pro-rata basis based on each Participant's Account balance (exclusive of amounts invested in The Designated Investment Accounts and/or Directed Group Accounts) as provided in Section A-
3.07 of the Adoption Agreement.

Designated Investment Account -- The Designated Investment Account shall not share in the General Investment Account or Directed Group Account earnings, but shall be charged or credited, as appropriate, with net earnings, gains, losses and expenses as well as appreciations or depreciations in market value during each Allocation Period attributable to such account. If a portion of a Participant's Account is invested in insurance or annuity policies, the Participant's interest in the policies shall always be equal to the vested portion of the cash surrender value of such policies.

Directed Group Account -- The net earnings, gains, losses and expenses as well as appreciation and depreciation in market value shall be credited to each investment fund and shall be allocated to Participants' Accounts at the end of each Allocation Period on a pro-rata basis based on each Participant's share of the specific investment fund as provided in Section A-3.07 of the Adoption Agreement.

3.08 Forfeitures shall be used as follows:

     401(k) Salary Reduction Plans -- as designated in the Adoption Agreement Profit Sharing Plans -- as designated in the Adoption Agreement
     Money Purchase Plans -- as designated in the Adoption Agreement
     Target Benefit Plans -- to reduce the Employer's contributions under
     Section 3.01.

3.09 In no event shall any contribution by the Employer or income on such contribution revert to the Employer except as provided below:

     (a) Any contribution made because of a mistake of fact may be returned within one year of such contribution.

     (b) In the event that the Commissioner of Internal Revenue determines that the plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

3.10 All contributions are conditional upon the deductibility of such contributions, and will be refunded to the Employer to the extent the deduction is disallowed within one (1) year after such disallowance.

                                  ARTICLE IV
                      CASH OR DEFERRED ARRANGEMENT (CODA)

4.01 ELECTIVE DEFERRALS

     (a) To the extent provided in the Adoption Agreement, a Participant may elect to have Elective Deferrals made under this Plan. Elective Deferrals shall be made prospectively, and shall be made pursuant to a salary reduction agreement.

     (b) A Participant shall be afforded a reasonable period at least once each calendar year, as specified in Section A-4.01(b) of the Adoption Agreement, to elect to commence, or to modify the amount of, Elective Deferrals. Elections shall become effective as of the first day of the pay period immediately following the Participant's election, or as soon as administratively feasible thereafter. A Participant may terminate his or her election to make Elective Deferrals at any time. A Participant's election shall remain in effect until modified or terminated.

     (c) If a Participant receives a distribution on account of hardship pursuant to Section 4.14:

          (1) the Employee's Elective Deferrals shall be suspended for 12 months after the receipt of the hardship distribution; and

          (2) the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under
               Section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

     (d) Elective Deferrals shall be made without regard to current or accumulated profits.

4.02 MATCHING CONTRIBUTIONS

     If elected in A-4.02 of the Adoption Agreement, the Employer shall make Matching Contributions.

     (a) Matching Contributions shall be vested in accordance with Section A-4.02(e) of the Adoption Agreement.

     (b) Forfeitures of Matching Contributions, other than Excess Aggregate Contributions, shall be disposed of in accordance with Section A-3.08 of the Adoption Agreement.

4.03 QUALIFIED NON-ELECTIVE CONTRIBUTIONS

     (a)  In lieu of distributing Excess Contributions as provided in Section
          4.07 of the Plan the Employer may make Qualified Non-elective contributions on behalf of Non-highly Compensated Employees that are sufficient to satisfy the Actual Deferral Percentage test pursuant to regulations under the Code.

     (b) Qualified Non-elective Contributions shall be allocated to the accounts of Non-highly Compensated Participants only as provided in Section A-4.03 of the Adoption Agreement. The allocation shall be made in the ratio in which each Non-highly Compensated Participant's Compensation for the Plan Year bears to the Total Compensation of all Non-highly Compensated Participants for such year.

     (c) If this is a Standardized Form Plan which includes a CODA, for any Plan Year in which the Plan is a Top-heavy Plan the Employer shall, unless the minimum contribution requirements of Code Section 416 have been otherwise satisfied, make a Qualified Non-elective Contribution equal to 3` of Compensation on behalf of each Participant who is not a Key Employee.

4.04 ELECTIVE DEFERRAL LIMITATION

     No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other Qualified Plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

4.05 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

     (a) A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 15 of the amount of the Excess Elective deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.

     (b) Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

     (c) Excess Elective deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year. For Plan Years commencing after December 31, 1990, any income or loss allocable to the period between the end of the taxable year and the date of distribution shall be disregarded in determining income or loss.

4.06 ACTUAL DEFERRAL PERCENTAGE TEST

     (a) The Actual Deferral Percentage (ADP) for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

          (1) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

          (2) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

     (b)  Special Rules:

          (1) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals and/or Qualified Non-elective Contributions allocated to his or her account under Two (2) or more arrangements described in
               Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals and Qualified Non-elective Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more CODAs that have different Plan Years, all CODAs ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

          (2) In the event that this Plan satisfies the requirements of Section 401(k), 401(a)(4), or 410(b) of the Code only is aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

          (3) For purposes of determining the ADP of a Participant who is a 5-percent owner or one of the ten most highly-paid Highly-Compensated Employees, the Elective Deferrals and/or Qualifies Non-elective Contributions and Compensation of such Participant shall include the Elective Deferrals and, if applicable, Qualified Non-elective Contributions and Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the ADP for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

          (4) For purposes of determining the ADP test, Elective Deferrals and Qualified Non-elective Contributions must be made before the last day of the 12 month period immediately following the Plan Year to which contributions relate.

          (5) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified satisfaction of the ADP test and the amount of Qualified Non-elective Contributions used in such test.

          (6) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     (c) For purposes of Calculating the Actual Deferral Percentage, Employer contributions on behalf of any Participant shall include:

          (1) an Elective Deferrals made pursuant to the Participant's deferral election, (including Excess Elective Deferrals of Highly Compensated Employees), but excluding Excess Elective Deferrals of Non-highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of this Employer; and

          (2) at the election of the Employer, Qualified Non-elective contributions.

          For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

4.07 DISTRIBUTION OF EXCESS CONTRIBUTIONS

     (a) Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan year to Participants whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the plan year in which such excess amount arose, a 10 percent excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family members that is combined to determine the combined ADP.

     (b) Excess Contributions shall be treated as annual additions under the plan.

     (c)  Determination of Income or Loss: The Excess Contributions shall be
          -------------------------------
          adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the income or loss allocable to the Participant's Elective Deferral account (and, if applicable, the Qualified Non-elective Contribution account) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Deferrals (and Qualified Non-elective Contributions, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such year. For Plan Year commencing after December 31, 1990, any income or loss allocable to the period between the end of the Plan Year and the date of distribution shall disregarded in determining income or loss.

     (d)  Accounting for Excess Contributions: Excess Contributions shall be
          -----------------------------------
          distributed from the Participant's Elective Deferral account. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution account only to the extent that such Excess

          Contributions exceed the balance in the Participant's Elective Deferral account.

4.08 LIMITATIONS ON EMPLOYER CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

     (a) The Average Contribution Percentage (ACP) for Participants who are Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

          (1) The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

          (2) The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

     (b)  Special Rules:

          (1) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA shall be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed
               1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees.

          (2) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two (2) or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more CODAs that have different Plan Years, all CODAs ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

          (3) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy
               Section 401(m) of the Code only if they have the same Plan Year.

          (4) For purposes of determining the Contribution Percentage of a Participant who is a 5-percent owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

          (5) For purposes of determining the Contribution Percentage, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions shall be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

          (6) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test.

          (7) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

4.09 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

     (a) Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax shall be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

     (b) Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the income or loss allocable to the Participant's Employee Contribution account and Matching Contribution account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's Account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year. For Plan Years commencing after December 31, 1990, income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income and loss.

     (c) Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on pro-rata basis from the Participant's Employee Contribution account and Matching Contribution account.

     (d) Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions.

4.10 NONFORFEITABILITY AND VESTING

     The Participant's Account balance derived from Elective Deferrals, Qualified Non-elective Contributions and Employee Contributions is nonforfeitable. Separate accounts for Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions and Matching Contributions shall be maintained for each Participant. Each account shall be credited with the applicable contributions and earnings thereon.

4.11 ELIGIBILITY TO RECEIVE CONTRIBUTIONS

     A Participant shall be eligible to make Elective Deferrals regardless of the number of Hours of Service credited during the Plan Year and regardless of whether or not employed on the last day of the Plan Year. A Participant shall be eligible to receive Matching Contributions and Qualified Nonelective contributions as elected in the Adoption Agreement.

4.12 ALLOCATION OF EARNINGS

     Earnings attributable to Elective Deferrals, Matching Contributions and Qualified Non-elective Contributions shall be allocated in accordance with
     Section 3.07.

4.13 DISTRIBUTION REQUIREMENTS

     (a) Elective Deferrals and Qualified Non-elective Contributions, and income allocable to each, are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with such Participant's or Beneficiary or Beneficiaries election, earlier than upon separation from service, death, or disability.

     (b) Such amounts may also be distributed, in accordance with the Participant's election, upon:

          (1) Termination of the Plan without the establishment of another Defined Contribution plan, other than an employee stock ownership plan [as defined in Section 4975(e) or Section 409 of the Code] or a simplified employee pension plan as defined in Section 408(k).

          (2) The disposition by a corporation to an unrelated corporation of substantially all of the assets [within the meaning of Section

               409(d)(2) of the Code] used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

          (3) The disposition by a corporation to an unrelated entity of such corporations interest in a subsidiary [within the meaning of
               Section 409(d)(3) of the Code], if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

          (4) The attainment of age 59 1/2 to the extent provided for in Section A-4.13 of the Adoption Agreement.

          (5) The hardship of the Participant as described in Section 4.14 and to the extent provided in A-4.14 of the Adoption Agreement.

     (c) All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Sections 401(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.

4.14 DISTRIBUTION ON ACCOUNT OF FINANCIAL HARDSHIP

     If elected (and to the extent elected) by the Employer in Section A-4.14 of the Adoption Agreement, a distribution may be made to a Participant in the event of hardship. For the purposes of this Section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code. Any Participant who is eligible to receive a distribution pursuant to Section 11.09 (e) shall not be eligible to receive a hardship distribution under this Section 4.14.

     Special Rules:

     (a) The following are the only financial needs considered immediate and heavy:

          (1)  Expenses incurred or necessary for medical care, described in
               Section 213(d) of the Code, of the Employee, the Employee's spouse or dependents.

          (2) The purchase (excluding mortgage payments) of a principal residence for the Employee.

          (3) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Employee, the Employee's spouse, children or dependents.

          (4) The need to prevent the eviction of the Employee from, or foreclosure on the mortgage of, the Employee's principal residence.

     (b) A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

          (1) the Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer; and

          (2) all plans maintained by the Employer provide that the Employee's Elective Deferrals (and Employee Contributions) shall be suspended for twelve months after the receipt of the hardship - distribution; and

          (3) the distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

          (4) all plans maintained by the Employer provide that the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

4.15 EFFECTIVE DATE

     Any other provision of this Plan notwithstanding, the provisions of this
     Article IV shall be effective as of the first day of the first Plan Year commencing after December 31, 1986.

                                   ARTICLE V
                          LIMITATIONS ON ALLOCATIONS
                           TO PARTICIPANTS' ACCOUNTS

SECTIONS 5.01 THROUGH 5.04 APPLY TO EMPLOYERS WHO DO NOT MAINTAIN ANY QUALIFIED PLAN IN ADDITION TO THIS PLAN.

5.01 If the Participant does not participate, and has never participated, in another qualified Plan maintained by the Employer or a welfare benefit fund, a defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in
Section 5.13(a), the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount.

5.02 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

5.03 As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

5.04 If pursuant to Section 5.03 or as a result of the allocation of Forfeitures, there is an Excess Amount the excess shall be disposed of as follows:

     (a) Any nondeductible voluntary Employee Contributions, to the extent they would reduce the Excess Amount, shall be returned to the Participant.

     (b) If after the application of paragraph (a) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account shall be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

     (c) If after the application of paragraph (a) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

     (d) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it shall not participate in the allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer contributions or any Employee contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants.

SECTIONS 5.05 THROUGH 5.10 APPLY TO EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN ONE OR MORE PLANS, ALL OF WHICH ARE QUALIFIED MASTER OR PROTOTYPE DEFINED CONTRIBUTION PLANS, OR A WELFARE BENEFIT FUND, AS DEFINED IN SECTION 419(E) OF THE CODE.

5.05 If, in addition to this Plan, the Participant is covered under another qualified Master or Prototype defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in
Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 5.13(a) during any Limitation Year, the Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant-under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount shall be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

5.06 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 5.02.

5.07 As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

5.08 If, pursuant to Section 5.07, or as a result of the allocation of Forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account shall be deemed to have been allocated first regardless of the actual allocation date.

5.09 If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan shall be the product of,

     (a)  the total Excess Amount allocated as of such date, times

     (b)  the ratio of:

          (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan, to

          (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype defined contribution plans.

5.10 Any Excess Amount attributed to this Plan shall be disposed in the manner described in Section 5.04.

5.11 If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with Sections 5.05 through
5.10 as though the other plan were a Master or Prototype Plan unless the Employer provides other limitations in Section A-5.11 of the Adoption Agreement.

5.12 If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with Section A-5.12 of the Adoption Agreement.

5.13 For purposes of this Article, the following terms shall be defined as follows:

     (a) Annual Additions--The sum of the following amounts credited to a Participant's Account for the Limitation Year:

          (1)  Employer contributions; and

          (2)  Employee contributions; and

          (3)  forfeitures; and

          (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3), of the Code, under a welfare benefit fund, as defined in Section 419(e), of the Code, maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

     (b) Compensation: All of a Participant's wages as defined in Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Section 3401(a)(2)].

          For any Self-employed Individual Compensation will mean Earned Income.

          For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

          Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled [as defined in Section 22(e)(3) of the Code] is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled participant may be taken into account only if the Participant is not a Highly Compensated Employee [as defined in Section 414(q) of the Code] and contributions made on behalf of such Participant are nonforfeitable when made.

     (c) Defined Benefit Fraction: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code or 140 percent of the Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

          Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125 percent of the sum of the Annual Benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987.

     (d) Defined Contribution Dollar Limitation: $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

     (e) Defined Contribution Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years [including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in
          Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(1)(2) of the Code, maintained by the employer], and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under
          Section 415(c)(1)(A) of the Code or 35 percent of the Participant's Compensation for such year.

          If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of:

          (1)  the excess of the sum of the fractions over 1.0, times

          (2)  the denominator of this fraction,

          shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

          The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

     (f) Employer: For purposes of this article, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations [as defined in Section 414 (b) of the Code as modified by Section 415 (h)], all commonly controlled trades or businesses [as defined in Section 414 (c) as modified by Section 415 (h)] or affiliated service groups [as defined in Section 414 (m)] of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414
          (o) of the Code.

     (g) Excess Amount: The excess of the participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     (h) Highest Average Compensation: The average Compensation for the three consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the 12 consecutive month period corresponding to the Plan Year as defined in Section A-1. 54 of the Adoption Agreement.

     (i) Limitation Year: The Plan Year (a 12 consecutive month period) as elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     (j) Master or Prototype Plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

     (k) Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

          (1)  the Defined Contribution Dollar Limitation; or

          (2) 25 percent of the Participant's Compensation for the Limitation Year.

          The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits [within the meaning of Section

          401(h) or Section 419A(f)(2) of the Code] which is otherwise treated as an Annual Addition under Section 415(1)(1) or 419A(d)(2) of the Code.

          If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount shall not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                      12

     (1) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

          (1) the Participant shall continue employment until Normal Retirement Age under the Plan (or current age, if later); and

          (2) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan shall remain constant for all future Limitation Years.

5.14 If this Plan and another plan -- both of which are integrated with Social Security -- cover some of the same employees, such plans shall be considered one plan and shall be properly integrated only if the sum of the ratio of actual benefits, benefit rate, offset rate, or employer contribution rate to the applicable integration limit under each plan does not exceed 100 percent for any Participant. Thus, an adjustment in the actual benefits, benefit rate, offset rate, or employer contribution rate might be necessary under this Plan if the sum of such ratios exceeds 100 percent.

                                  ARTICLE VI
                          INVESTMENT OF CONTRIBUTIONS

6.01 The Trustee shall receive, hold, invest, and reinvest all contributions and monies of this trust in either the General Investment Account, the Designated Investment Accounts, or the Directed Group Accounts or a combination thereof. Investments shall be limited to property of a character which is consistent with
Section 503 of the Code for investments under Qualified Plans and which are not in violation of the limitations on Employer securities or real property under ERISA. The Trustee shall exercise the judgment and care under the circumstances then prevailing, which individuals of prudence, discretion, and intelligence familiar with such matters exercise in a like situation and shall diversify such investments to minimize the risk of large losses.

6.02 If elected in A-6.02 of the Adoption Agreement, each Participant may direct the Trustee to use a portion of each year's contribution to purchase life insurance subject to the following:

     (a)  All life insurance contracts are to be as nearly alike as possible.

     (b) If a portion of the Employer contributions is to be used as a premium for life insurance, such premium shall be limited as follows:

          (1) Ordinary Life--For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are purchased, less than 50 percent of the aggregate Employer contributions allocated to any Participant shall be used to pay the premiums attributable to them.

          (2) Term and Universal Life--No more than 25 percent of the aggregate Employer contributions allocated to any Participant shall be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

          (3) Combination--The sum of 50 percent of the ordinary life insurance premiums and all other life insurance premiums shall not exceed 25 percent of the aggregate Employer contributions allocated to any Participant.

     (c) The minimum face amount of the life insurance contract to be purchased on the life of a Participant shall be $5,000 or its equivalent if the contract is issued in units of insurance.

     (d) The Trustee shall convert the entire value, if any, of the life insurance contract at or before retirement into either cash or an annuity so that no portion of such value is used to continue life insurance protection after retirement, or the Trustee shall, subject to the requirements of Article IX, distribute the life insurance contract to the Participant.

     (e) Any dividend or refund payable under a life insurance contract shall be applied for the benefit of the insured Participant.

     (f) If the Participant is classified as uninsurable by the Insurer, no insurance contract shall be purchased on the life of that Participant.

     (g) Life insurance contracts shall be purchased only with Elective Deferrals if the Plan contains a CODA. If the Plan does not contain a CODA, insurance contracts shall be purchased with Employer contributions only.

     (h) The Trustee may purchase or accept the transfer of any life insurance contract owned by a Participant provided such transfer meets the requirements of Class Exemptions 77-7 and 77-8 or any subsequent rulings.

     (i) The Trustee shall apply for and shall be the owner of any insurance contract purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds shall be payable to the Trustee, however the Trustee shall be required to pay over all proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's Spouse shall be the designated Beneficiary of the proceeds in all circumstances unless a Qualified Election has been made in accordance with Article IX, Joint and Survivor Annuity Requirements. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

6.03 If elected in the Adoption Agreement, Participants may direct the Trustee as to the investment of their individual Account balances in specific investments permitted under this agreement, subject to any restrictions on investment options that may be made in writing by the Employer. That portion the Account of any Participant so directing shall thereupon be considered a Designated Investment Account and/or a Directed Group Account.

6.04 Except to the extent a Participant has directed the Trustee as to the investment of his individual Account balance in accordance with Section 6.03, each Participant shall have a ratable interest in all assets of the trust.

6.05 If elected in the Adoption Agreement, the Trustee shall make loans to Participants and Beneficiaries subject to the following conditions:

     (a) Loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis. However, former Employees maintaining an account balance under the Plan shall not be eligible for a loan unless they are also a party-in-interest, as that term is defined by ERISA Section 3(14).

     (b) Loans shall not be made available to Highly Compensated Employees (as defined in Section 414(q) of the Code) in an amount greater than the amount made available to other Employees.

     (c)  Loans shall not be granted for amounts less than $1,000.

     (d) Any administrative expense directly related to the loan may be paid by the Participant, or paid by the Employer in a consistent and nondiscriminatory manner.

     (e)  Loans must be adequately secured and bear a reasonable interest rate.

     (f) No Participant loan shall exceed the Participant's Vested Account Balance.

     (g) No Participant Loan shall take into account the value of the Participant's Deductible Voluntary Contributions.

     (h) No loans shall be made to any shareholder-employee or Owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns [or is considered as owning within the meaning of
          Section 318(a) (1) of the Code], on any day during the taxable year of such corporation, more than 5 percent of the outstanding stock of the corporation.

     (i) Loans shall not be granted to any Participant that provide for a repayment period extending beyond such Participant's Normal Retirement Date.

     (j) No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the P articipant or Beneficiary would exceed the lesser of:

          (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made; or

          (2) one-half the present value of the nonforfeitable accrued benefit of the Participant or, if greater, the total accrued benefit up to $10,000.

          For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in Sections 414 (b), 414 (c), and 414 (m) of the Code are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) shall be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, shall be treated as a loan under this paragraph.

     (k) In the event of default, foreclosure on the note and attachment of security shall not occur until a distributable event occurs in the Plan.

     (l) A Participant must obtain the consent of his or her Spouse, if any, to use the Vested Account Balance as security for the loan. (Spousal consent is not required if the total Accrued Benefit subject to the security is not in excess of $3,500.) Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan.

If a valid spousal consent has been obtained in accordance with (1), then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account Balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100 percent of the Participant's Vested Account Balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account balance shall be adjusted by first reducing the Vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

6.06 The Trustee is authorized and empowered to invest and reinvest the principal and income, in real or personal property, including, but not limited to, any common or preferred stocks, bonds, notes, mortgages, trust certificates, mutual funds, Insurance Contracts, and pooled accounts of a bank or trust company maintained exclusively for Qualified Plans. In making such investments or reinvestments, the Trustee has wide latitude in the selection of investments and shall not be restricted to securities or other property of a character authorized or required by applicable state law for trust investments. The Trustee may keep whatever portion of the Investment Fund in cash or cash equivalents as it may from time to time deem to be in the best interest of the Participants.

                                  ARTICLE VII
                              VALUATION OF ASSETS

7.01 The Plan Administrator shall maintain for each Participant (including any terminated Participant who received a distribution of less than his Vested Account Balance) as many accounts and subaccounts as may be required under the provisions of this Plan. The total value of a Participant's account(s) shall be determined at the end of each Allocation Period and shall include the value of the Participant's share in the General Investment Account, the values in the Participant's Designated Investment Account, the values in the Participant's Directed Group Account, and contributions accrued but not yet made on behalf of the Participant for the Allocation Period.

7.02 The Trustee shall determine as of the last day of the Allocation Period the net value of the General Investment Account and the net value of each investment fund available under the Directed Group Account. The Trustee shall convey this information to the Plan Administrator. In determining the net value, the Trustee shall value all assets at fair market value as of the last day of the Allocation Period.

7.03 The Trustee shall determine as of the last day of the Allocation Period the value of insurance contracts, and such other investments as may be permitted under Section 6.03, in each Participant's Designated Investment Account and convey this information to the Plan Administrator. All assets shall be valued at fair market value. Life insurance contracts shall be valued as of the last day of the month coinciding with or immediately preceding the last day of the Allocation Period.

7.04 As soon as practical after the end of each Allocation Period, the Plan Administrator shall convey to each Participant the total value of such Participant's account(s). However, neither the maintenance of accounts nor the allocations of credits to accounts shall operate to vest in any Participant any right to or interest in any assets of the trust except as the Plan specifically provides.

7.05 The assets of the trust shall be valued at fair market value no less frequently than annually. Valuations shall be performed as of the last day of the Plan Year and such other times as may be determined by the Trustee. On such dates the earnings and losses of the trust shall be allocated to each Participant's Account in accordance with Section 3.07.

                                 ARTICLE VIII
                                   BENEFITS

8.01 NORMAL RETIREMENT

     The Account of each Participant who retires on the Normal Retirement Date specified in A-8.01 of the Adoption Agreement shall be payable as provided in Section 8.07. The Account of each Participant shall be fully vested upon attainment of Normal Retirement Age.

8.02 EARLY RETIREMENT

     A Participant may retire early if Early Retirement is permitted under A-
     8.02 in the Adoption Agreement, and benefits shall be based on the election made in the Adoption Agreement.

     If a Participant separates from Service before satisfying the age requirement for Early Retirement, but has satisfied the Service requirement, the Participant shall be entitled to elect an Early Retirement benefit upon satisfaction of such Age requirement.

8.03 LATE RETIREMENT

     If a Participant continues employment beyond Normal Retirement Date, a Participant may continue to participate in this Plan until actual retirement. Upon attainment of Normal Retirement Age a Participant may elect to receive a distribution of his entire Account balance prior to actual retirement. In no event shall commencement of benefits be deferred beyond the Required Beginning Date as defined in Section 1.62.

8.04 DISABILITY RETIREMENT

     If a medical examiner selected by the Plan Administrator certifies that a Participant is permanently disabled as defined in the Adoption Agreement, such Participant shall then be entitled to the disability benefits in lieu of any other benefits provided by this Plan in accordance with A-8.04 of the Adoption Agreement. Disability shall at all times be determined on a uniform and consistent basis for all Participants.

8.05 DEATH BENEFIT

     If a Participant dies, the Participant's Account shall be fully vested and the Beneficiary shall receive a death benefit equal to the value of such Account.

8.06 BENEFICIARY DESIGNATION

     Subject to the provisions of Article IX:

     (a) Each Participant shall be given the opportunity in an original election to designate a Beneficiary and from time to time the Participant may file with the Plan Administrator a new or revised designation in such form as the Plan Administrator shall provide. A Participant may also designate any form of payment available under
          Section 8.08 to such Beneficiary.

     (b) Unless otherwise elected under (a) above, if a married Participant dies, the surviving spouse shall be deemed the designated Beneficiary and the payment shall be in a form elected by the Participant or Beneficiary.

     (c) In the absence of a Beneficiary under either (a) or (b) above, the estate of the Participant shall be deemed to be the designated Beneficiary and in the absence of a designated form of payment, the Beneficiary shall select any form of payment available under Section 8.08.

8.07 PAYMENT OF BENEFITS

     The Plan Administrator shall direct the Trustee to make payment of any benefits provided under this Plan upon the event giving rise to such benefit within the time prescribed by Section 8.10.

8.08 OPTIONAL FORMS OF BENEFIT

     Subject to the Joint and Survivor Annuity Requirements of Article IX and the Distribution Requirements of Article X optional forms of benefit distribution are available subject to a written request by the Participant and the provisions of this Section.

     The optional forms for benefits attributable to Service performed on and after the date this Plan is adopted are as follows:

          -One lump-sum payment in cash or in property.

          -Life Annuity.

          -Life Annuity with a period certain of 10, 15 or 20 years.

          -Joint and 50%, 66 2/3% or 100% Survivor Annuity.

          -Any combination of the above.

     For benefits attributable to Service performed before the date this Plan is adopted the optional forms available are those listed above plus any other forms which were available immediately prior to the adoption date.

     Any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall be nontransferrable, and its terms shall comply with the requirements of this Plan.

8.09 [FOR PROFIT SHARING/401(K) SALARY REDUCTION PLANS ONLY]

     The preceding Section 8.08 notwithstanding, if elected in Section A-8.09 of the Adoption Agreement, distributions from this Plan shall be made only in the form of a single lump-sum payment, in cash or in property, and a Participant may not elect to receive payments in the form of a life annuity. If a Participant dies, the Participant's Vested Account Balance shall be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, the Participant's Vested Account Balance shall be paid to the Participant's Designated Beneficiary. This Lump-sum only'' option may be elected by the Employer only if immediately prior to the adoption date of this Plan no other form of distribution (other than lump-sum) was available, i.e., this option may be elected only if this is a new plan, or if this is an amendment to an existing plan which permitted only lump-sum distributions. If this Section 8.09 is operative,

     Section 9.05 shall also be operative, and the spousal consent requirements of Sections 3.04, 4.13(c), 4.14, 6.05(1) and 11.08 shall be inoperative.

8.10 COMMENCEMENT OF BENEFITS

     Unless the Participant elects otherwise, distribution of benefits shall begin no later than the 60th day after the latest of the close of the Plan Year in which:

     (a)  the Participant attains age 65 (or Normal Retirement Age, if earlier);
          or

     (b) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

     (c)  the Participant terminates Service with the Employer.

     If the amount of the payment required to commence on the date determined above cannot be ascertained by such date, the time of the payment with respect to such date may be delayed no later than 60 days after the earliest date on which the amount could be ascertained. If a Participant elects to defer any benefit payment beyond the dates specified in (a), (b), or (c), above, such election must be in writing and must describe the benefit and the date on which such benefit shall commence. Provided, however, no such election violates the provisions of Article X.

     Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 11.08 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

                                  ARTICLE IX
                    JOINT AND SURVIVOR ANNUITY REQUIREMENTS

9.01 The provisions of this Article shall take precedence over any conflicting provision in this Plan.

The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 9.06.

9.02 Qualified Joint and Survivor Annuity:

Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance shall be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance shall be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

9.03 Qualified Preretirement Survivor Annuity:

Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date then the Participant's Vested Account Balance shall be applied toward the purchase of an annuity for the life of the Surviving Spouse. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

9.04 Notice Requirements:

     (a) In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, provide each Participant a written explanation of:

          (1) the terms and conditions of a Qualified Joint and Survivor Annuity; and

          (2) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; and

          (3)  the rights of a Participant's Spouse; and

          (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

     (b) In the case of a Qualified Preretirement Survivor Annuity as described in Section 9.03 of this Article, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 9.04(a) applicable to a Qualified Joint and Survivor Annuity.

          The applicable period for a Participant is whichever of the following periods ends last:

          (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

          (2) A reasonable period ending after the individual becomes a Participant.

          (3) A reasonable period ending after Section 9.04(c) ceases to apply to the Participant.

          (4) A reasonable period ending after this Article first applies to the Participant.

          Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age 35.

          For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

     (c) Notwithstanding the other requirements of this Section 9.04, the respective notices prescribed by this Section need not be given to a Participant if:

          (1) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity; and

          (2) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary.

          For purposes of this Section 9.04(c), a Plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

9.05 Safe Harbor Rules:

     (a) This Section shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible Employee contributions, as defined in Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied:

          (1) the Participant does not or cannot elect payments in the form of a life annuity; and

          (2) on the death of a Participant, the Participant's Vested Account Balance shall be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's designated Beneficiary.

          The Surviving Spouse may elect to have distribution of the Vested Account Balance commence within the 90-day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions. This Section 9.05 shall not be operative with respect to a Participant in a profit sharing plan if the Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the Survivor Annuity requirements of
          Section 401(a)(11) and Section 417 of the Code. If this Section 9.05 is operative, then the provisions of this Article, other than Section 9.06, shall be inoperative.

     (b) The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions of Section 1.57 (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

     (c) For purposes of this Section 9.05, Vested Account Balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate Account balance attributable solely to accumulated deductible Employee contributions within the meaning of
          Section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, Vested Account Balance shall have the same meaning as provided in
          Section 1.72.

9.06 Transitional Rules:

     (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of Vesting Service when he or she separated from Service.

     (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section 9.06(d) of this Article.

     (c) The respective opportunities to elect [as described in Sections 9.06(a) and (b) above] must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

     (d) Any Participant who has elected pursuant to Section 9.06(b) of this Article and any Participant who does not elect under Section 9.06(a) or who meets the requirements of Section 9.06(a) except that such participant does not have at least 10 years of Vesting Service when or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

          (1) Automatic Joint and Survivor Annuity: If benefits in the form of a life annuity become payable to a married Participant who:

               (i) begins to receive payments under the Plan on or after Normal Retirement Age; or

               (ii) dies on or after Normal Retirement Age while still working for the Employer; or

               (iii) begins to receive payments on or after the Qualified Early
                     Retirement Age; or

               (iv) separates from Service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, then such benefits shall be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder shall be in writing and may be changed by the Participant at any time.

          (2) Election of Early Survivor Annuity: A Participant who is employed after attaining the Qualified Early Retirement Age shall be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision shall be in writing and may be changed by the Participant at any time. The election period begins on the later of:

               (i) the 90th day before the Participant attains the Qualified Early Retirement Age; or

               (ii) the date on which participation begins, and ends on the date the Participant terminates employment.

          (3)  For purposes of this Section

               (i)  Qualified Early Retirement Age is the latest of:

                    -the earliest date, under the Plan, on which the participant may elect to receive retirement benefits; or

                    -the first day of the 120th month beginning before the
                     Participant reaches Normal Retirement Age; or

                    -the date the Participant begins Participation.

               (ii) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in Section 1.58.

                                   ARTICLE X
                           DISTRIBUTION REQUIREMENTS

10.01 General Rules

     (a) Subject to Article IX, Joint and Survivor Annuity Requirements, the requirements of this Article shall apply to any distribution of a Participant's interest and shall take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 1984.

     (b) All distributions required under this Article shall be determined and made in accordance with the proposed regulations under Section 401(a)
          (9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

10.02 Required Beginning Date

The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date as defined in Section 1.62.

10.03 Limits on Distribution Periods

As of the first Distribution Calendar Year, distributions, if not made in one lump-sum payment, may only be made over one of the following periods (or a combination thereof):

     (a)  the life of the Participant; or

     (b)  the life of the Participant and a Designated Beneficiary; or

     (c) a period certain not extending beyond the Life Expectancy of the Participant; or

     (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

10.04 Determination of Amount to be Distributed Each Year

If the Participant's interest is to be distributed in other than one lump-sum payment, the following minimum distribution rules shall apply on or after the Required Beginning Date:

     (a)  Individual Account

          (1)  If a Participant's Benefit is to be distributed over:

               (i) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary; or

               (ii) a period not extending beyond the Life Expectancy of the
                    Designated Beneficiary,

               the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar

               Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the applicable Life Expectancy.

          (2) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

          (3) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of:

               (i)  the applicable Life Expectancy; or

               (ii) if the Participant's Spouse is not the Designated
                    Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations.

               Distributions after the death of the Participant shall be distributed using the applicable Life Expectancy in Section 10.04(a)(1) above as the relevant divisor without regard to proposed regulations Section 1.401(a)(9)-2.

          (4) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

     (b)  Other Forms

          If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

10.05 Death Distribution Provisions

     (a)  Distribution beginning before death.

          If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

     (b)  Distribution beginning after death.

          If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or
          (2) below:

          (1) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

          (2) If the Designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of:

               (i) December 31 of the calendar year immediately following the calendar year in which the Participant died; or

               (ii) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

          If the Participant has not made an election pursuant to this Section 10.05(b) by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of:

               -December 31 of the calendar year in which distributions would be required to begin under this Section; or

               -December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant.

          If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (c) For purposes of Section 10.05(b) above, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of Section 10.05(b), with the exception of paragraph (2) therein, shall be applied as if the Surviving Spouse were the Participant.

     (d) For purposes of this Section 10.05, any amount paid to a child of the Participant shall be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

     (e) For purposes of this Section 10.05, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date [or, if Section 10.05(c) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to
          Section 10.05(b) above]. If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

10.06 Transitional Rule

     (a) Notwithstanding the other requirements of this Article and subject to the requirements of Article IX, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a

          5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

          (1) The distribution by the trust is one which would not have disqualified such trust under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

          (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

          (3) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

          (4) The Employee had accrued a benefit under the Plan as of December 31, 1983.

          (5) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution shall commence, the period over which distributions shall be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

     (b) A distribution upon death shall not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

     (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, shall be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections 10.06(a)(1) and (5).

     (d) If a designation is revoked any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation shall be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation shall not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-1 of the proposed regulations shall apply.

                                  ARTICLE XI
                            TERMINATION OF SERVICE

11.01 Termination of Service, except for death, normal or early retirement, or disability retirement, qualifies the Participant for the vested portion of the Account balance as of the date of termination. The portion of the Participant's Account balance which is vested is determined by the vesting schedule and the Vesting Years of Service with which the Participant has been credited as of the termination date.

11.02 All Vesting Years of Service, as described in Section 1.73, of the Participant with the Employer (or under a predecessor plan, if the obligations of the predecessor plan have been assumed by the Employer) shall be taken into account in determining the Participant's place on the vesting schedule designated in the Adoption Agreement.

11.03 No amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.

If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer as of the later of the date of adoption or the effective date of the amendment shall at all times receive a vested interest calculated under whichever vesting schedule provides the greatest vested interest. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three
(3) Years of Service" where such language appears.

11.04 If there is a change in the Plan Year and Eligibility and/or Vesting Years of Service are based on such Plan Year, a Participant shall be credited with an Eligibility and/or a Vesting Year of Service for both the Plan Year as it was prior to the amendment (as if there was no change) and the first Plan Year after the amendment if the Participant has at least 1,000 Hours of Service in each of those Plan Years.

11.05 A Participant's Vested Account Balance shall be available for distribution in accordance with the selection in the Adoption Agreement.

     (a) In the event of a deferred distribution, payment of the Vested Account Balance shall commence no later than the time prescribed by Section
          8.10. If the Participant should die after termination of employment, but before receiving a distribution of the Vested Account Balance, the Beneficiary shall receive the death benefit, if any, as provided in
          Section 8.05. Payments shall be made under an arrangement provided for in Article VIII and shall be subject to the requirements of Article X.

     (b) In the event of an immediate distribution, the Vested Account Balance shall be distributed under an arrangement provided for in Article VIII and shall be subject to the requirements of Article X.

11.06 Any forfeitures shall be a general asset of the Plan and shall be handled in accordance with Section 3.08. A forfeiture shall occur on the earlier of:

     (a) the distribution of the entire vested portion of a Participant's account; or

     (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive One-Year Breaks in Service.

The provisions of this Section 11.06 shall be effective no earlier than the first day of the Plan Year during which this Plan is adopted.

11.07 If an Employee terminates Service, and the value of the Employee's Vested Account Balance derived from Employer and Employee contributions is not greater than $3,500, the Employee shall receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture. For purposes of this Section, if the value of an Employee's Vested Account Balance is zero, the Employee shall be deemed to have received a distribution of such Vested Account Balance. A Participant's Vested Account Balance shall not include accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

If an Employee terminates Service, and elects, in accordance with the requirements of Article IX, to receive the value of the Employee's Vested Account Balance, the nonvested portion shall be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Account balance derived from Employer contributions, the part of the nonvested portion that shall be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Account balance.

If an Employee receives a distribution pursuant to this Section and the Employee resumes employment covered under this Plan, the Employee's Employer-derived Account balance shall be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five (5) consecutive One-Year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive One-Year Breaks in Service, upon the reemployment of such Employee, the Employer-derived Account balance of the Employee shall be restored to the amount on the date of such deemed distribution.

The provisions of this Section 11.07 shall be effective no earlier than the first day of the Plan Year during which this Plan is adopted.

11.08 If the value of a Participant's Vested Account Balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Account balance. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Account balance is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 8.09 of the Plan, only the Participant need consent to the distribution of an Account balance that is immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan [other than an employee stock ownership plan as defined in
Section 4975(e)(7) of the Code], the Participant's Account balance may, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code], then the Participant's Account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's Vested Account Balance shall not include amounts attributable to accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code.

11.09 If elected by the Employer in A-11.09 of the Adoption Agreement, and any other provision of this Plan notwithstanding, no distribution of an amount in excess of $3,500 shall be made without the expressed consent of the Participant, or of the Beneficiary if the Participant is deceased, prior to the time required by Article X. If a distribution is not made as soon as administratively feasible following the event specified in A-11.05 of the Adoption Agreement, the following provisions shall apply to the Account Balance of the terminated Participant.

     (a) Subject to the requirements of Article IX the Participant may at any time withdraw all, or any part, of the Vested Account Balance by making a written application to the Plan Administrator. Partial withdrawals may be made no more frequently than once in any twelve month period, though a Participant may withdraw 100% of the remaining Vested Account Balance at any time. Any administrative expense directly related to the withdrawal shall be paid by the Participant.

     (b) The Account Balance of the terminated vested Participant shall be charged with a ratable portion of any asset charge applied to Plan assets. The asset charge to be applied to an Account Balance shall be determined by multiplying the total asset charge by a fraction, the numerator of which is the Participant's Account Balance, and the denominator of which is the total assets of the Plan.

     (c) The Account Balance of the terminated vested Participant shall be charged with the administrative expense reasonably related to the maintenance of that account. The charge assessed each Participant shall be identical.

                                  ARTICLE XII
                       AMENDMENT OR TERMINATION OF PLAN


12.01 The Prototype Sponsor may amend any part of this Prototype Plan. In such event, the Plan adopted by the Employer shall be deemed likewise amended upon receipt by the Employer and the Trustee of a copy of such amendment.

12.02 The Employer reserves the right to amend any provision of the Plan at any time and to any extent that it may deem advisable without the consent of any Participant or any Beneficiary provided, however, that no amendment shall deprive any Participant of any vested interest. The corpus or income of the trust may not be diverted to or used for purposes other than for the exclusive benefit of the Participants or their Beneficiaries nor shall any amendment make such possible.

The Employer may:

     (a)  change the choice of options in the Adoption Agreement; and

     (b) add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans; and

     (c) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption shall not cause the plan to be treated as individually designed.

An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the Code, shall no longer participate in this Master or Prototype plan and shall be considered to have an individually designed plan.

12.03 Any amendment to this Plan by the Employer shall be set forth in writing and executed by a duly authorized officer on behalf of the Employer. Any recital in such an instrument that the action proposed was authorized by the Board of Directors shall be accepted by the Trustee as proof of such action. After the Trustee has signed the amendment, this Plan shall be deemed to have been amended to the extent therein set forth.

12.04 This Plan is purely voluntary on the part of the Employer, and the Employer reserves the right at any time and at its sole discretion, with proper notification to the appropriate governmental agencies and Trustee, to reduce benefits under this Plan or to terminate it, or both. However, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under
Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived accrued benefit shall not be less than the percentage computed under the Plan without regard to such amendment.

For purposes of qualification, the Employer may retroactively amend this Plan provided such amendment is adopted (executed) within the time prescribed by law for filing the return of the Employer for the taxable year (including extensions) within which the Plan Year ends or coincides, or within any other time as permitted by law.

The Employer shall give 30 days prior notice of termination of this Plan to the Administrator, Trustee and Insurer.

12.05 This Plan shall terminate if the Employer is dissolved, deemed bankrupt or insolvent, merged with another company, or in the event of a sale by the Employer of all or substantially all of its assets, except that any successor in business may continue this Plan.

In the event of a dissolution, merger, consolidation, or sale of all or substantially all of the assets of the Employer, provisions may be made by the successor for the continuance of this Plan, and said successor in such event shall be substituted in the place of the present Employer by an instrument authorizing such substitution executed by the Employer and its successor, a copy of which shall be delivered to the Trustee.

12.06 If the Employer's Plan fails to attain or retain qualification, such Plan shall no longer participate in this Prototype Plan and shall be considered an individually designed plan.

12.07 Upon termination or partial termination of this Plan, (or if a Profit Sharing Plan, upon complete discontinuance of contributions under the Plan) the accrued benefit of each Participant as of the date of termination shall become fully vested and shall not thereafter be subject to forfeiture. As soon as administratively feasible following Plan termination the Vested Account Balance of each Participant shall be distributed as follows:

     (a) If the amount to be distributed is not in excess of $3,500, the distribution shall be in the form of a single sum payment.

     (b) If Section 8.09 of this Plan is operative, the distribution shall be in the form of a single sum payment.

     (c)  If the amount to be distributed is greater than $3,500, and Section
          8.09 is not operative, each Participant shall, subject to the requirements of Article IX, be afforded an opportunity to elect to receive a distribution of his/her Vested Account Balance in any optional form available under Section 8.08. If the Participant refuses to make such election, a married Participant shall receive an immediate distribution in the form of a Qualified Joint and Survivor Annuity as defined in Section 1.58, and an unmarried Participant shall receive a distribution in the form of an immediate life annuity.

                                 ARTICLE XIII
                        ADMINISTRATION AND FIDUCIARIES


13.01 The Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are given under this Plan. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with this Plan, as the case may be, authorizing or providing for such direction, information, or action. Furthermore, each Fiduciary may rely upon any such direction, information, or action of another Fiduciary as being proper under this Plan. It is intended under this Plan that each Fiduciary shall be responsible for the proper exercise of its powers, duties, responsibilities, and obligations. No Fiduciary guarantees the Fund in any manner against investment loss or depreciation in asset value. Allocation of the specific responsibilities among Fiduciaries for this Plan shall be as indicated in the following paragraphs of this Article.

13.02 The Employer shall have the sole authority to appoint and remove any Plan Administrator or Trustee. The Employer may remove a Plan Administrator or Trustee by delivering to such party a written notice of the removal. A Plan Administrator or Trustee may resign upon giving written notice to the Employer. Such removal or resignation shall become effective upon the date specified in the written notice, which date shall not be less than 30 days subsequent to the delivery of such notice. In the event of such removal or resignation, a successor Plan Administrator or Trustee shall be appointed by the Employer. Such successor Plan Administrator or Trustee, upon accepting the appointment by an instrument in writing delivered to the Employer, shall be vested with all rights, powers, duties, privileges, and immunities as the Plan Administrator or Trustee as if originally designated under this Plan.

The Employer shall have the sole responsibility to make the contributions provided for under this Plan, to amend or terminate this Plan, and to furnish the Plan Administrator with the information necessary to administer this Plan.

13.03 The Plan Administrator shall have the authority to administer this Plan pursuant to the terms and conditions of this Plan. Delegation of any ministerial or discretionary duties by the Plan Administrator does not necessarily relieve him/her of the responsibility for these duties.

The Plan Administrator shall keep accurate and detailed records of its administration of this Plan, which records shall be open to inspection at all reasonable times by the Employer or its designated representatives. A Participant shall also have the right to inspect the records of such Participant and, in addition, shall be given any reports required by ERISA or other laws.

13.04 The Plan Administrator shall receive such reasonable compensation as may be agreed upon by the Plan Administrator and Employer unless prohibited by law. All expenses of administration may be paid out of the trust fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the trust fund. However, the Employer may reimburse the trust for any administration expense incurred pursuant to the above. Any administration expense paid to the trust as a reimbursement shall not be considered as an Employer contribution.

13.05 Any Fiduciary who handles Plan contributions or assets shall be required to give bond in accordance with the requirements of ERISA.

13.06 If benefits under this Plan for any Participants or Beneficiaries are denied, the Plan Administrator shall give written notice thereof to such Participant or Beneficiary within 60 days of such denial setting forth the specific reasons for the denial in a manner designed to be understood by such Participant or Beneficiary. The notice shall also inform the Participant or Beneficiary that a review of the decision is available within 60 days of receipt of the notice.

If requested in writing by the Participant or Beneficiary, the Plan Administrator shall make a full and fair review of the decision to deny benefits and notify the Participant or Beneficiary of the decision within 60 days after receipt of the request for review. Provided, however, that the Plan Administrator may extend the time to render a decision to review and notify the Participant or Beneficiary of the same an additional 60 days in the event of special circumstances. In the event of such extension of time, the Plan Administrator shall notify the Participant or Beneficiary of the extension and the reasons therefore before such extension shall occur.

13.07 In addition to and not in limitation of other powers of the Trustee set forth herein and in Article VI, the Trustee shall have the following specific powers and authority in the administration of the funds of this Plan:

     (a) To receive all contributions to this Plan and hold, invest, manage, and control the whole or any part of the assets.

     (b) To sell, exchange, convey, assign, or otherwise transfer any securities or other property held in trust either by private contract or public offering.

     (c) To exercise all rights of ownership over any property held in trust, including, but not limited to, all rights incident to stock ownership and contracts issued by the Insurer.

     (d) To register securities or other trust property in the name of the Plan or of the Trustee and to hold instruments in bearer form and to incur and pay all necessary custodial fees.

     (e) To apply for, purchase, hold, and own any Insurance Contract(s) for the benefit of Participants hereunder pursuant to Article VI.

     (f) To retain such portion of the funds of this Plan in cash or cash equivalents as the Trustee may deem advisable, without any liability for interest thereon.

     (g) To settle, compromise, or submit to arbitration all claims or damages due from or to this Plan and to commence or defend any legal or administrative proceeding brought in connection with this Plan, provided, however, that the Trustee shall not be required to maintain any litigation unless it has in its possession funds sufficient for that purpose or has been indemnified to its satisfaction for counsel fees, costs, and other liabilities to which it may, in the Trustee's judgment, be subjected by such action on its part.

     (h) To employ agents with respect to carrying out businesses and other matters of this Plan, to employ legal counsel, and to pay reasonable compensation and expenses for such services.

     (i) To do all such acts as the Trustee may deem necessary to administer the funds held and to carry out the purpose of this Plan.

     (j) Within 60 days following the close of each Plan Year, or such other date as may be agreed upon, the Trustee shall file with the Employer and Plan Administrator a written report of receipts and disbursements and the balance on hand.

13.08 In selecting appropriate investments for assets held in trust, the Trustee shall adhere to the following funding policy:

     (a) The Plan is primarily intended to provide benefits upon the retirement of Participants.

     (b) The Plan may also provide benefits for Participants who are disabled prior to retirement and to Beneficiaries of Participants who die while employed by the Employer.

     (c) Investment of Plan assets should be consistent with the objectives of the Plan stated above.

13.09 To the extent that the Trustee invests Plan assets in accordance with the written directions of either the Employer or any Participant as permitted under the terms of the Plan, the Trustee shall be deemed to have acted in accordance with the funding policy of the Plan described in Section 13.08.

13.10 Upon such appointment and acceptance, the replaced Trustee shall execute any instruments necessary to transfer to the successor Trustee all assets held under this Plan.

13.11 In the event of the death, resignation, incapacity, or removal of any Trustee after the Employer shall have gone out of business or ceased to exist (which for this purpose shall be deemed to include a situation where the sole owner of an unincorporated business dies) or been dissolved, voluntarily or involuntarily, a successor may be appointed by election by a majority in interest of the Participants and Beneficiaries then having an interest in the trust. Such successor Trustee, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein.

                                  ARTICLE XIV
                                    INSURER

14.01 No Insurer, which may issue Insurance Contracts for the purpose of this Plan, shall be required to take or permit any action contrary to the provision of said Insurance Contracts nor shall the Insurer be required to look into the terms of this Plan or question any action which is authorized by the Trustee or Plan Administrator.

14.02 The Insurer is not a contracting party to this Plan for any purpose nor is it responsible for the validity of this Plan.

14.03 All forms or other documents as required by the Insurer, may be executed and signed by any one Trustee. When so executed, any such form or document shall be accepted by the Insurer as conclusive evidence of any matters mentioned in this Plan, and no such Insurer shall incur any liability or responsibility by relying on such form or document.

                                  ARTICLE XV
                                   TOP HEAVY

15.01 If the Plan is or becomes Top-heavy in any Plan Year beginning after December 31, 1983, the provisions of this Article XV shall supersede any conflicting provision in the Plan or Adoption Agreement.

15.02 Minimum Allocation Requirement

      (a) Except as otherwise provided in (c) and (d) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of: 3 percent of such Participant's Compensation; or in the case where the Employer has no Defined Benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of:

          (1) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan); or

          (2) the Participant's failure to make mandatory Employee contributions to the Plan; or

          (3)  Compensation less than a stated amount.

      (b) For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in Section 1.13 of the Plan.

      (c) The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

      (d) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in A-15.02 of the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-heavy Plans shall be met in the other plan or plans.

15.03 For any Plan Year in which the Plan is a Top-heavy Plan, the denominators of the Defined Benefit Fraction [as defined in Section 5.13(c) of the Plan] and Defined Contribution Fraction [as defined in Section 5.13(e) of the Plan] shall be computed using 100 percent of the dollar limitation instead of 125 percent.

15.04 Extra Minimum Allocation Permitted

Notwithstanding anything herein to the contrary, if a non-key Employee is a Participant in both a defined contribution plan and a defined benefit plan that are both part of a Permissive Aggregation Group or a Required Aggregation Group and the Top-heavy Ratio exceeds 60 percent (but neither of such plans is a Super Top-heavy Plan) the denominators of the Defined Benefit Fraction [as defined in
Section 5.13(c) of the Plan] and Defined Contribution Fraction [as defined in
Section 5.13(e) of the Plan] shall be computed using 125 percent of the dollar limitation provided each non-key Employee receives an additional minimum allocation (in addition to the minimum allocation set forth in 15.02 above) equal to not less than 1 percent of such non-key Employee's Compensation. For any Plan Year in which the Plan is a Top-heavy Plan (but not a Super Top-heavy plan), the minimum contribution on behalf of each non-key Employee shall be provided as elected in A-15.02 of the Adoption Agreement.

15.05 The minimum allocation required [to the extent required to be nonforfeitable under Code Section 416(b)] may not be forfeited under Code
Section 411(a)(3)(B) or 411(a)(3)(D).

15.06 For any Plan Year in which this Plan is top-heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement shall automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the plan became Top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-heavy and such Employee's Account balance attributable to Employer contributions and forfeitures shall be determined without regard to this Section.

                                  ARTICLE XVI
                                 PAIRED PLANS

16.01 The Provisions of this Article XVI apply only when the Employer adopts both of the following paired plans:

               Plan Type                  Plan #  IRS Serial #
               ---------                  ------  ------------
          Money Purchase Plan              00201  D259968a
          Profit Sharing Plan              00401  D259970a
          401(k) Salary Reduction Plan     00801  D259972a

The provisions of this Article XVI do not apply if the Employer maintains any plan other than one of the paired plans.

16.02 For each Plan Year in which the paired plans are Top-heavy, the Employer will provide a minimum contribution equal to 3 percent of Compensation for each non-key Employee who is entitled to a minimum contribution under any two (2) or more paired defined contribution plans (#00201, #00401 or #00801).

16.03 Only one of the paired plans that an Employer adopts may provide for disparity in contributions or benefits as permitted under Code Section 401(1).

16.04 For Plan Years beginning after December 31, 1991, two or more standardized form plans shall not be paired plans unless the plans benefit, without exception, the same Participants. A plan which is subject to Section 401(k) benefits all Employees who are eligible to make Elective Deferrals under the plan.

                                 ARTICLE XVII
                                 MISCELLANEOUS

17.01 The headings of this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

17.02 Nothing herein contained shall be construed as giving any Participant the right to be retained in the Service of the Employer, nor upon dismissal or upon voluntary termination, to have any right or interest in this Plan other than as provided herein.

17.03 Whenever under the terms of this Plan the Employer is permitted or required to take some action, such action may be taken by any officer of the Employer who has been duly authorized by the Board of Directors of the Employer.

17.04 No benefit or interest available hereunder shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

17.05 The validity of this Plan or any of its provisions shall be determined under and construed according to the law of the State in which this Plan is executed. If any provisions of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan and it shall be construed as if said illegal or invalid provision had never been included.

17.06 If a dispute arises as to the proper recipient of any payment or delivery of any Insurance Contract, the appropriate Fiduciary or Fiduciaries, in its sole discretion, may withhold or cause to be withheld such payment or delivery until the dispute shall have been settled by the parties concerned or shall have been determined by a court of competent jurisdiction.

17.07 If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit shall be reinstated if a claim is made by the Participant or Beneficiary.

17.08 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original and the counterparts shall constitute one and the same instrument.

17.09 In the event of a merger or consolidation with, or transfer of assets to any other plan, each participant shall receive a benefit immediately after such merger, etc. (if the Plan then terminated) which is at least equal to the benefit the participant was entitled to immediately before such merger, etc. (if the Plan had terminated).

17.10 In the event of any conflict between provisions of this Plan and provisions of any policies, purchases, or contracts entered into by the Trustee or Plan Administrator, the provisions of the Plan shall control between the contracting parties to this Plan and Participants.

17.11 If this Plan provides contributions or benefits for one or more Owner-employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) for the Employees of this and all other trades or businesses.

If the Plan provides contributions or benefits for one or more Owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-employees under this Plan.

If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

For purposes of the preceding paragraphs, an Owner-employee, or two or more Owner-employees, shall be considered to control a trade or business if the Owner-employee, or two or more Owner-employees together:

     (a) own the entire interest in an unincorporated trade or business; or

     (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

For purposes of the preceding sentence, an Owner-employee, or two or more Owner-employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-employee, or such two or more Owner-employees, are considered to control within the meaning of the preceding sentence.